UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-04257

Deutsche Variable Series I
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	6/30/2014

ITEM 1.	REPORT TO STOCKHOLDERS

June 30, 2014

Semiannual Report

Deutsche Variable Series I
(formerly DWS Variable Series I)

Deutsche Bond VIP
(formerly DWS Bond VIP)

Contents
3 Letter to Shareholders
4 Performance Summary
5 Portfolio Summary
5 Portfolio Management
6 Investment Portfolio
15 Statement of Assets and Liabilities
16 Statement of Operations
17 Statement of Changes in Net Assets
18 Financial Highlights
19 Notes to Financial Statements
28 Information About Your Fund's Expenses
28 Proxy Voting
30 Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

I am very pleased to tell you that the DWS funds have been renamed Deutsche funds, aligning more closely with the Deutsche Asset & Wealth Management brand. We are proud to adopt the Deutsche name — a brand that fully represents the global access, discipline and intelligence that support all of our products and services.

Deutsche Asset & Wealth Management combines the asset management and wealth management divisions of Deutsche Bank to deliver a comprehensive suite of active, passive and alternative investment capabilities. Your investment in the Deutsche funds means you have access to the thought leadership and resources of one of the world’s largest and most influential financial institutions.

In conjunction with your fund’s name change, please note that the Deutsche funds’ Web address has changed as well. The former dws-investments.com is now deutschefunds.com.

In addition, key service providers have been renamed as follows:

Former Name	New name, effective August 11, 2014
DWS Investments Distributors, Inc.	DeAWM Distributors, Inc.
DWS Trust Company	DeAWM Trust Company
DWS Investments Service Company	DeAWM Service Company

These changes have no effect on the day-to-day management of your investment, and there is no action required on your part. You will continue to experience the benefits that come from our decades of experience, in-depth research and worldwide network of investment professionals.

Thanks for your continued support. We appreciate your trust and the opportunity to put our capabilities to work for you.

Best regards,
Brian Binder
President, Deutsche Funds

Performance Summary June 30, 2014 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2014 is 0.65% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Growth of an Assumed $10,000 Investment

The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
Deutsche Bond VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,588	$10,685	$11,363	$13,178	$13,427
	Average annual total return	5.88%	6.85%	4.35%	5.67%	2.99%
Barclays U.S. Aggregate Bond Index	Growth of $10,000	$10,393	$10,437	$11,140	$12,674	$16,187
	Average annual total return	3.93%	4.37%	3.66%	4.85%	4.93%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Total Net Assets)	6/30/14	12/31/13

Corporate Bonds	36%	40%
Government & Agency Obligations	32%	24%
Mortgage-Backed Securities Pass-Throughs	10%	27%
Cash Equivalents and other Assets and Liabilities, net	7%	–12%
Collateralized Mortgage Obligations	5%	6%
Municipal Bonds and Notes	4%	7%
Commercial Mortgage-Backed Securities	4%	6%
Asset-Backed	2%	2%
	100%	100%

Quality (Excludes Cash Equivalents and Securities Lending Collateral)	6/30/14	12/31/13

AAA	44%	49%
AA	8%	9%
A	6%	9%
BBB	20%	18%
BB or Below	19%	12%
Not Rated	3%	3%
	100%	100%

Interest Rate Sensitivity	6/30/14	12/31/13

Effective Maturity	6.0 years	7.7 years
Effective Duration	4.1 years	6.2 years

The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Management

William Chepolis, CFA
John D. Ryan
Gary Russell, CFA
Portfolio Managers

Investment Portfolio June 30, 2014 (Unaudited)
		Principal Amount ($)(a)	Value ($)

Corporate Bonds 36.1%
Consumer Discretionary 1.6%
AMC Entertainment, Inc., 5.875%, 2/15/2022		15,000	15,600
AmeriGas Finance LLC:
6.75%, 5/20/2020		15,000	16,275
7.0%, 5/20/2022		10,000	11,075
APX Group, Inc., 6.375%, 12/1/2019		15,000	15,562
Asbury Automotive Group, Inc., 8.375%, 11/15/2020		5,000	5,550
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		25,000	25,000
Avis Budget Car Rental LLC, 5.5%, 4/1/2023		15,000	15,338
BC Mountain LLC, 144A, 7.0%, 2/1/2021		15,000	14,513
Boyd Gaming Corp., 9.0%, 7/1/2020 (b)		10,000	11,025
Cablevision Systems Corp., 5.875%, 9/15/2022		5,000	5,094
CCO Holdings LLC, 6.5%, 4/30/2021		155,000	165,075
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021		5,000	4,981
144A, 6.375%, 9/15/2020		80,000	85,000
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5%, 11/15/2022		15,000	16,012
Series B, 6.5%, 11/15/2022		25,000	26,937
Series B, 7.625%, 3/15/2020		75,000	80,906
Columbus International, Inc., 144A, 7.375%, 3/30/2021		200,000	215,500
Delphi Corp., 5.0%, 2/15/2023		20,000	21,500
DISH DBS Corp.:
4.25%, 4/1/2018		15,000	15,600
5.0%, 3/15/2023		20,000	20,375
7.875%, 9/1/2019		90,000	106,875
Hot Topic, Inc., 144A, 9.25%, 6/15/2021		10,000	11,100
Johnson Controls, Inc., 4.95%, 7/2/2064		180,000	182,343
Live Nation Entertainment, Inc., 144A, 7.0%, 9/1/2020		20,000	21,900
MDC Partners, Inc., 144A, 6.75%, 4/1/2020		20,000	21,100
Mediacom Broadband LLC:
144A, 5.5%, 4/15/2021		5,000	5,063
6.375%, 4/1/2023		10,000	10,550
MGM Resorts International:
6.625%, 12/15/2021 (b)		40,000	44,500
6.75%, 10/1/2020		42,000	46,882
8.625%, 2/1/2019		60,000	71,475
Numericable Group SA, 144A, 4.875%, 5/15/2019		30,000	30,787
Pinnacle Entertainment, Inc., 6.375%, 8/1/2021		15,000	15,825
Quebecor Media, Inc., 5.75%, 1/15/2023		15,000	15,413
Sirius XM Radio, Inc., 144A, 5.875%, 10/1/2020		10,000	10,575
Springs Industries, Inc., 6.25%, 6/1/2021		10,000	10,200
		Principal Amount ($)(a)	Value ($)

Starz LLC, 5.0%, 9/15/2019		10,000	10,413
Taylor Morrison Communities, Inc., 144A, 5.25%, 4/15/2021		15,000	15,225
Time Warner Cable, Inc., 7.3%, 7/1/2038		165,000	221,962
Viking Cruises Ltd., 144A, 8.5%, 10/15/2022		15,000	16,575
			1,655,681
Consumer Staples 1.2%
Chiquita Brands International, Inc., 7.875%, 2/1/2021		15,000	16,331
Controladora Mabe SA de CV, 144A, 7.875%, 10/28/2019		200,000	229,000
JBS Investments GmbH:
144A, 7.25%, 4/3/2024		30,000	31,050
144A, 7.75%, 10/28/2020		200,000	214,000
JBS U.S.A. LLC:
144A, 7.25%, 6/1/2021		30,000	32,175
144A, 8.25%, 2/1/2020		115,000	124,775
Marfrig Overseas Ltd., 144A, 9.5%, 5/4/2020		100,000	107,500
Pilgrim's Pride Corp., 7.875%, 12/15/2018		115,000	121,762
Post Holdings, Inc., 144A, 6.75%, 12/1/2021		25,000	26,563
Reynolds Group Issuer, Inc., 5.75%, 10/15/2020		325,000	342,875
Roundy's Supermarkets, Inc., 144A, 10.25%, 12/15/2020		15,000	15,844
Smithfield Foods, Inc., 6.625%, 8/15/2022		20,000	21,900
			1,283,775
Energy 6.6%
Afren PLC, 144A, 10.25%, 4/8/2019		500,000	566,875
Antero Resources Finance Corp., 5.375%, 11/1/2021		5,000	5,188
Berry Petroleum Co., LLC:
6.375%, 9/15/2022		15,000	15,975
6.75%, 11/1/2020		25,000	26,312
BreitBurn Energy Partners LP, 7.875%, 4/15/2022		45,000	48,712
Chaparral Energy, Inc., 7.625%, 11/15/2022		25,000	27,000
Chesapeake Energy Corp., 3.479%*, 4/15/2019		20,000	20,225
CONSOL Energy, Inc., 144A, 5.875%, 4/15/2022		5,000	5,238
Crestwood Midstream Partners LP, 144A, 6.125%, 3/1/2022		10,000	10,525
DCP Midstream LLC, 144A, 9.75%, 3/15/2019		760,000	979,919
Delek & Avner Tamar Bond Ltd., 144A, 3.839%, 12/30/2018		500,000	501,782
Ecopetrol SA, 5.875%, 5/28/2045		500,000	517,140
Endeavor Energy Resources LP, 144A, 7.0%, 8/15/2021		35,000	37,362
EP Energy LLC, 7.75%, 9/1/2022		30,000	33,825
EXCO Resources, Inc., 8.5%, 4/15/2022		10,000	10,800
Halcon Resources Corp.:
8.875%, 5/15/2021		35,000	37,625
9.75%, 7/15/2020		15,000	16,369
		Principal Amount ($)(a)	Value ($)

Kodiak Oil & Gas Corp., 5.5%, 1/15/2021		25,000	26,063
Linn Energy LLC, 6.25%, 11/1/2019		150,000	157,125
MEG Energy Corp., 144A, 7.0%, 3/31/2024		30,000	33,075
Midstates Petroleum Co., Inc.:
9.25%, 6/1/2021		30,000	32,925
10.75%, 10/1/2020		35,000	39,725
Murphy Oil U.S.A., Inc., 6.0%, 8/15/2023		20,000	21,050
Nostrum Oil & Gas Finance BV, 144A, 6.375%, 2/14/2019		200,000	209,000
Oasis Petroleum, Inc.:
6.5%, 11/1/2021		75,000	80,625
144A, 6.875%, 3/15/2022		25,000	27,250
6.875%, 1/15/2023		15,000	16,350
Offshore Drilling Holding SA, 144A, 8.375%, 9/20/2020		200,000	221,500
Offshore Group Investment Ltd.:
7.125%, 4/1/2023		25,000	25,375
7.5%, 11/1/2019		50,000	52,875
Pacific Rubiales Energy Corp., 144A, 7.25%, 12/12/2021		200,000	222,000
Petroleos de Venezuela SA, 144A, 9.0%, 11/17/2021		200,000	169,980
Petroleos Mexicanos, 2.248%*, 7/18/2018		250,000	259,545
PT Pertamina Persero:
144A, 5.625%, 5/20/2043		500,000	448,750
144A, 6.45%, 5/30/2044		1,000,000	992,500
Rowan Companies, Inc., 4.75%, 1/15/2024		380,000	402,051
SandRidge Energy, Inc., 7.5%, 3/15/2021		55,000	59,606
Transocean, Inc., 3.8%, 10/15/2022		555,000	549,296
Whiting Petroleum Corp., 5.0%, 3/15/2019		15,000	15,788
			6,923,326
Financials 11.5%
Assured Guaranty U.S. Holdings, Inc., 5.0%, 7/1/2024		220,000	218,690
Banco do Brasil SA, 144A, 9.0%, 12/31/2049		200,000	198,241
Barclays Bank PLC, 7.625%, 11/21/2022		1,090,000	1,244,235
BBVA Bancomer SA, 144A, 6.5%, 3/10/2021		200,000	225,500
CIT Group, Inc., 3.875%, 2/19/2019		65,000	66,014
Citigroup, Inc., 4.05%, 7/30/2022		225,000	230,512
Country Garden Holdings Co., Ltd., 144A, 11.125%, 2/23/2018		200,000	218,240
Credit Agricole SA, 144A, 7.875%, 1/29/2049 (b)		200,000	218,500
Development Bank of Kazakhstan JSC, Series 3, 6.5%, 6/3/2020		500,000	535,600
E*TRADE Financial Corp.:
6.375%, 11/15/2019		40,000	43,300
6.75%, 6/1/2016		205,000	222,425
Everest Reinsurance Holdings, Inc., 4.868%, 6/1/2044		510,000	511,447
Hospitality Properties Trust, (REIT), 5.0%, 8/15/2022		380,000	402,011
ING Bank NV, 144A, 2.0%, 9/25/2015		1,310,000	1,331,077
International Lease Finance Corp., 6.25%, 5/15/2019		5,000	5,600
		Principal Amount ($)(a)	Value ($)

Intesa Sanpaolo SpA:
3.875%, 1/16/2018		895,000	943,274
144A, 5.017%, 6/26/2024		390,000	394,608
Jefferies Group LLC, 5.125%, 1/20/2023		300,000	321,619
Macquarie Group Ltd., 144A, 6.0%, 1/14/2020		825,000	934,591
Morgan Stanley:
3.75%, 2/25/2023		835,000	849,428
4.1%, 5/22/2023		85,000	86,225
Series H, 5.45%, 7/29/2049		10,000	10,182
Navient Corp., 5.5%, 1/25/2023 (b)		630,000	624,487
Neuberger Berman Group LLC, 144A, 5.875%, 3/15/2022		155,000	165,463
Omega Healthcare Investors, Inc., (REIT), 144A, 4.95%, 4/1/2024		505,000	515,788
Royal Bank of Scotland Group PLC, 6.1%, 6/10/2023		100,000	109,459
Schahin II Finance Co. SPV Ltd., 144A, 5.875%, 9/25/2023 (b)		185,733	182,947
Societe Generale SA, 144A, 7.875%, 12/29/2049 (b)		50,000	53,313
The Goldman Sachs Group, Inc., Series L, 5.7%, 12/29/2049		15,000	15,497
Trust F/1401, (REIT), 144A, 5.25%, 12/15/2024		500,000	525,000
Woori Bank Co., Ltd., 144A, 4.75%, 4/30/2024		660,000	666,273
			12,069,546
Health Care 0.9%
Aviv Healthcare Properties LP, 6.0%, 10/15/2021		5,000	5,300
Biomet, Inc.:
6.5%, 8/1/2020		25,000	26,937
6.5%, 10/1/2020		5,000	5,338
Community Health Systems, Inc.:
144A, 5.125%, 8/1/2021		5,000	5,125
144A, 6.875%, 2/1/2022		10,000	10,600
7.125%, 7/15/2020		125,000	135,312
Endo Finance LLC, 144A, 5.75%, 1/15/2022		15,000	15,300
HCA, Inc.:
6.5%, 2/15/2020		235,000	264,375
7.5%, 2/15/2022		190,000	219,212
IMS Health, Inc., 144A, 6.0%, 11/1/2020		15,000	15,750
LifePoint Hospitals, Inc., 144A, 5.5%, 12/1/2021		15,000	15,713
Mallinckrodt International Finance SA, 4.75%, 4/15/2023		110,000	106,975
Par Pharmaceutical Companies, Inc., 7.375%, 10/15/2020		20,000	21,500
Salix Pharmaceuticals Ltd., 144A, 6.0%, 1/15/2021		15,000	16,088
Tenet Healthcare Corp., 6.25%, 11/1/2018		60,000	66,600
			930,125
Industrials 1.9%
ADT Corp.:
4.125%, 4/15/2019		5,000	5,031
6.25%, 10/15/2021 (b)		10,000	10,600
Alphabet Holding Co., Inc., 7.75%, 11/1/2017 (PIK)		15,000	15,488
Artesyn Escrow, Inc., 144A, 9.75%, 10/15/2020		15,000	14,738
		Principal Amount ($)(a)	Value ($)

BE Aerospace, Inc., 6.875%, 10/1/2020		55,000	59,744
Belden, Inc., 144A, 5.5%, 9/1/2022		25,000	25,875
Bombardier, Inc.:
144A, 4.75%, 4/15/2019		10,000	10,175
144A, 5.75%, 3/15/2022		90,000	92,250
144A, 6.0%, 10/15/2022		15,000	15,375
Covanta Holding Corp., 5.875%, 3/1/2024		10,000	10,338
CTP Transportation Products LLC, 144A, 8.25%, 12/15/2019		15,000	16,162
Darling Ingredients, Inc., 144A, 5.375%, 1/15/2022		10,000	10,375
DigitalGlobe, Inc., 5.25%, 2/1/2021		10,000	9,900
Florida East Coast Holdings Corp., 144A, 6.75%, 5/1/2019		5,000	5,281
FTI Consulting, Inc., 6.0%, 11/15/2022		15,000	15,431
Garda World Security Corp., 144A, 7.25%, 11/15/2021		15,000	15,769
GenCorp, Inc., 7.125%, 3/15/2021		35,000	38,237
Grupo KUO SAB de CV, 144A, 6.25%, 12/4/2022		200,000	209,500
Interactive Data Corp., 144A, 5.875%, 4/15/2019		15,000	15,225
KazAgro National Management Holding JSC, 144A, 4.625%, 5/24/2023		700,000	677,180
Kenan Advantage Group, Inc., 144A, 8.375%, 12/15/2018		35,000	37,450
Meritor, Inc.:
6.25%, 2/15/2024		10,000	10,475
6.75%, 6/15/2021		15,000	16,134
Navios Maritime Holdings, Inc., 144A, 7.375%, 1/15/2022		45,000	46,350
Odebrecht Finance Ltd., 144A, 5.25%, 6/27/2029		227,000	225,978
Odebrecht Offshore Drilling Finance Ltd., 144A, 6.75%, 10/1/2022		192,840	206,435
Oshkosh Corp., 5.375%, 3/1/2022		8,000	8,240
Spirit AeroSystems, Inc., 144A, 5.25%, 3/15/2022		15,000	15,225
Titan International, Inc., 6.875%, 10/1/2020		35,000	35,525
TransDigm, Inc., 7.5%, 7/15/2021		20,000	22,150
United Rentals North America, Inc.:
6.125%, 6/15/2023		5,000	5,363
7.625%, 4/15/2022		85,000	95,412
Watco Companies LLC, 144A, 6.375%, 4/1/2023		15,000	15,300
			2,012,711
Information Technology 1.2%
ACI Worldwide, Inc., 144A, 6.375%, 8/15/2020		5,000	5,263
Activision Blizzard, Inc., 144A, 5.625%, 9/15/2021		50,000	53,875
Audatex North America, Inc., 144A, 6.0%, 6/15/2021		10,000	10,675
BMC Software Finance, Inc., 144A, 8.125%, 7/15/2021		5,000	5,144
CDW LLC, 8.5%, 4/1/2019		160,000	173,200
CyrusOne LP, 6.375%, 11/15/2022		5,000	5,388
Entegris, Inc., 144A, 6.0%, 4/1/2022		10,000	10,300
Equinix, Inc.:
5.375%, 4/1/2023		45,000	46,012
7.0%, 7/15/2021		140,000	154,700
		Principal Amount ($)(a)	Value ($)

First Data Corp.:
144A, 6.75%, 11/1/2020		68,000	73,610
144A, 7.375%, 6/15/2019		190,000	204,012
144A, 8.75%, 1/15/2022 (PIK)		30,000	33,113
Freescale Semiconductor, Inc., 144A, 6.0%, 1/15/2022		15,000	15,975
Hughes Satellite Systems Corp.:
6.5%, 6/15/2019		15,000	16,725
7.625%, 6/15/2021		50,000	57,250
NCR Corp.:
144A, 5.875%, 12/15/2021		5,000	5,275
144A, 6.375%, 12/15/2023		10,000	10,850
Tencent Holdings Ltd., 144A, 3.375%, 5/2/2019		400,000	408,948
			1,290,315
Materials 5.9%
ALROSA Finance SA, 144A, 7.75%, 11/3/2020		200,000	221,260
Anglo American Capital PLC:
144A, 4.125%, 4/15/2021		350,000	358,257
144A, 4.125%, 9/27/2022 (b)		750,000	755,644
ArcelorMittal, 6.125%, 6/1/2018		500,000	548,750
AuRico Gold, Inc., 144A, 7.75%, 4/1/2020		10,000	9,900
Berry Plastics Corp., 5.5%, 5/15/2022		25,000	25,141
Braskem Finance Ltd., 6.45%, 2/3/2024		500,000	534,375
Cliffs Natural Resources, Inc., 3.95%, 1/15/2018 (b)		386,000	391,145
Evraz Group SA, 144A, 6.75%, 4/27/2018		400,000	394,500
First Quantum Minerals Ltd.:
144A, 6.75%, 2/15/2020		36,000	37,080
144A, 7.0%, 2/15/2021		36,000	37,035
FMG Resources (August 2006) Pty Ltd., 144A, 6.0%, 4/1/2017 (b)		375,000	387,187
Fresnillo PLC, 144A, 5.5%, 11/13/2023		200,000	209,000
Glencore Funding LLC, 144A, 4.125%, 5/30/2023		50,000	50,217
GTL Trade Finance, Inc., 144A, 5.893%, 4/29/2024 (b)		1,000,000	1,049,000
Hexion U.S. Finance Corp.:
6.625%, 4/15/2020		100,000	106,000
8.875%, 2/1/2018		20,000	20,800
IAMGOLD Corp., 144A, 6.75%, 10/1/2020		5,000	4,625
Novelis, Inc., 8.75%, 12/15/2020		265,000	294,150
Plastipak Holdings, Inc., 144A, 6.5%, 10/1/2021		15,000	15,825
Polymer Group, Inc., 7.75%, 2/1/2019		58,000	61,625
Samarco Mineracao SA, 144A, 5.75%, 10/24/2023		200,000	209,940
Yamana Gold, Inc., 144A, 4.95%, 7/15/2024		405,000	407,663
			6,129,119
Telecommunication Services 4.1%
B Communications Ltd., 144A, 7.375%, 2/15/2021		15,000	16,125
Bharti Airtel International Netherlands BV, 144A, 5.125%, 3/11/2023		400,000	409,780
CC Holdings GS V LLC, 3.849%, 4/15/2023		490,000	491,903
		Principal Amount ($)(a)	Value ($)

CenturyLink, Inc.:
Series V, 5.625%, 4/1/2020		5,000	5,275
Series W, 6.75%, 12/1/2023		10,000	10,925
Cincinnati Bell, Inc., 8.375%, 10/15/2020		235,000	257,619
Colombia Telecomunicaciones SA ESP, 144A, 5.375%, 9/27/2022		200,000	199,700
Digicel Group Ltd., 144A, 8.25%, 9/30/2020		42,000	45,780
Digicel Ltd., 144A, 8.25%, 9/1/2017		195,000	200,616
Frontier Communications Corp.:
7.125%, 1/15/2023		110,000	116,600
8.5%, 4/15/2020		55,000	64,900
Intelsat Jackson Holdings SA:
5.5%, 8/1/2023		30,000	29,850
7.5%, 4/1/2021		270,000	295,650
Level 3 Communications, Inc., 8.875%, 6/1/2019		80,000	87,500
Level 3 Financing, Inc.:
144A, 6.125%, 1/15/2021		10,000	10,713
7.0%, 6/1/2020		160,000	174,800
MetroPCS Wireless, Inc., 6.625%, 11/15/2020		175,000	186,812
Millicom International Cellular SA, 144A, 4.75%, 5/22/2020		200,000	200,000
Oi SA, 144A, 5.75%, 2/10/2022		200,000	199,600
SBA Communications Corp., 5.625%, 10/1/2019		15,000	15,881
Sprint Communications, Inc.:
6.0%, 11/15/2022		25,000	25,500
144A, 9.0%, 11/15/2018		30,000	36,375
Sprint Corp., 144A, 7.125%, 6/15/2024		15,000	15,900
T-Mobile U.S.A., Inc.:
6.125%, 1/15/2022		5,000	5,306
6.5%, 1/15/2024		5,000	5,344
tw telecom holdings, Inc.:
5.375%, 10/1/2022		20,000	21,875
6.375%, 9/1/2023		15,000	17,062
Verizon Communications, Inc., 6.55%, 9/15/2043		120,000	151,013
VimpelCom Holdings BV, 144A, 7.504%, 3/1/2022		500,000	539,375
Windstream Corp.:
6.375%, 8/1/2023		15,000	15,206
7.5%, 4/1/2023		5,000	5,413
7.75%, 10/15/2020		325,000	352,219
7.75%, 10/1/2021		40,000	43,700
			4,254,317
Utilities 1.2%
AES Corp., 8.0%, 10/15/2017		3,000	3,495
Calpine Corp.:
144A, 7.5%, 2/15/2021		182,000	197,470
144A, 7.875%, 7/31/2020		9,000	9,765
Electricite de France SA, 144A, 5.25%, 1/29/2049		400,000	408,052
FirstEnergy Transmission LLC, 144A, 4.35%, 1/15/2025		490,000	495,057
Majapahit Holding BV, REG S, 7.75%, 10/17/2016		100,000	112,500
NRG Energy, Inc., 144A, 6.25%, 5/1/2024		45,000	47,025
			1,273,364
Total Corporate Bonds (Cost $36,696,281)			37,822,279
		Principal Amount ($)(a)	Value ($)

Mortgage-Backed Securities Pass-Throughs 9.9%
Federal Home Loan Mortgage Corp.:
4.0%, 8/1/2039		734,616	780,989
5.5%, with various maturities from 10/1/2023 until 6/1/2035		1,900,780	2,130,475
6.5%, 3/1/2026		288,171	322,700
Federal National Mortgage Association:
2.5%*, 9/1/2038		49,746	53,010
4.0%, 11/1/2041 (c)		1,600,000	1,698,250
5.0%, with various maturities from 2/1/2021 until 8/1/2040		1,802,495	1,999,695
5.5%, with various maturities from 12/1/2032 until 8/1/2037		1,870,793	2,097,177
6.0%, with various maturities from 4/1/2024 until 3/1/2025		536,269	603,664
6.5%, with various maturities from 3/1/2017 until 12/1/2037		589,154	659,433
Total Mortgage-Backed Securities Pass-Throughs (Cost $9,851,681)			10,345,393

Asset-Backed 2.1%
Automobile Receivables 1.7%
AmeriCredit Automobile Receivables Trust, "E", Series 2011-2, 144A, 5.48%, 9/10/2018		1,680,575	1,748,413
Miscellaneous 0.4%
Hilton Grand Vacations Trust, "B", Series 2014-AA, 144A, 2.07%, 11/25/2026		400,000	399,978
Total Asset-Backed (Cost $2,173,502)			2,148,391

Commercial Mortgage-Backed Securities 3.8%
Banc of America Merrill Lynch Commercial Mortgage, Inc., "A2", Series 2007-2, 5.634%*, 4/10/2049		20,257	20,308
Del Coronado Trust, "M", Series 2013-HDMZ, 144A, 5.152%*, 3/15/2018		125,000	125,787
JPMorgan Chase Commercial Mortgage Securities Corp.:
"C", Series 2012-HSBC, 144A, 4.021%, 7/5/2032		230,000	239,333
"A4", Series 2007-C1, 5.716%, 2/15/2051		960,000	1,057,116
"F", Series 2007-LD11, 5.991%*, 6/15/2049		650,000	53,222
"G", Series 2007-LD11, 144A, 5.991%*, 6/15/2049		760,000	48,859
"H", Series 2007-LD11, 144A, 5.991%*, 6/15/2049		254,251	15,314
LB-UBS Commercial Mortgage Trust, "A4", Series 2007-C6, 5.858%, 7/15/2040		1,240,890	1,329,606
Merrill Lynch Mortgage Trust, "ASB", Series 2007-C1, 6.033%*, 6/12/2050		943,579	989,661
Wachovia Bank Commercial Mortgage Trust, "H", Series 2007-C32, 144A, 5.933%*, 6/15/2049		770,000	97,867
Total Commercial Mortgage-Backed Securities (Cost $5,904,692)			3,977,073
		Principal Amount ($)(a)	Value ($)

Collateralized Mortgage Obligations 5.4%
Countrywide Home Loans, "A2", Series 2006-1, 6.0%, 3/25/2036		380,277	350,109
CS First Boston Mortgage Securities Corp., "10A3", Series 2005-10, 6.0%, 11/25/2035		122,546	83,095
Federal Home Loan Mortgage Corp.:
"PA", Series 4122, 1.5%, 2/15/2042		425,760	407,340
"ZG", Series 4213, 3.5%, 6/15/2043		1,445,715	1,446,946
"PE", Series 2898, 5.0%, 5/15/2033		22,690	22,874
"JS", Series 3572, Interest Only, 6.648%**, 9/15/2039		700,892	112,143
Federal National Mortgage Association:
"QD", Series 2005-29, 5.0%, 8/25/2033		84,062	85,566
"EG", Series 2005-22, 5.0%, 11/25/2033		198,439	204,247
"SI", Series 2007-23, Interest Only, 6.618%**, 3/25/2037		277,830	39,284
Government National Mortgage Association:
"PL", Series 2013-19, 2.5%, 2/20/2043		684,500	588,469
"HX", Series 2012-91, 3.0%, 9/20/2040		405,274	420,593
"PD", Series 2011-25, 4.5%, 10/16/2039		1,000,000	1,085,343
"EI", Series 2011-162, Interest Only, 4.5%, 5/20/2040		1,571,017	194,575
"DI", Series 2011-40, Interest Only, 4.5%, 12/20/2040		3,420,568	310,176
"IM", Series 2010-87, Interest Only, 4.75%, 3/20/2036		890,415	32,084
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039		191,860	32,300
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039		380,982	67,033
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		158,313	29,093
"AI", Series 2007-38, Interest Only, 6.308%**, 6/16/2037		98,515	15,023
MASTR Alternative Loans Trust:
"5A1", Series 2005-1, 5.5%, 1/25/2020		120,028	125,771
"8A1", Series 2004-3, 7.0%, 4/25/2034		9,120	9,343
Total Collateralized Mortgage Obligations (Cost $5,813,212)			5,661,407

Government & Agency Obligations 31.9%
Other Government Related (d) 3.3%
Banco de Costa Rica, 144A, 5.25%, 8/12/2018		500,000	512,500
MMC Norilsk Nickel OJSC, 144A, 5.55%, 10/28/2020		200,000	201,000
Queensland Treasury Corp., Series 33, 6.5%, 3/14/2033	AUD	1,478,000	1,746,457
TMK OAO, 144A, 6.75%, 4/3/2020		500,000	487,500
VTB Bank OJSC, 144A, 6.0%, 4/12/2017 (b)		500,000	527,000
			3,474,457
		Principal Amount ($)(a)	Value ($)

Sovereign Bonds 6.0%
Federative Republic of Brazil, 4.25%, 1/7/2025		200,000	202,700
Government of France, 0.7%, 7/25/2030	EUR	994,420	1,380,995
Kingdom of Morocco, 144A, 4.25%, 12/11/2022		250,000	250,313
Republic of Belarus, REG S, 8.75%, 8/3/2015		500,000	514,400
Republic of Croatia, 144A, 6.75%, 11/5/2019		640,000	717,600
Republic of El Salvador:
144A, 7.65%, 6/15/2035		200,000	216,300
REG S, 8.25%, 4/10/2032		40,000	45,500
Republic of Ghana, 144A, 8.5%, 10/4/2017		100,000	105,000
Republic of Hungary, 4.125%, 2/19/2018		50,000	52,125
Republic of Romania, 4.875%, 11/7/2019	EUR	100,000	155,203
Republic of Singapore, 3.375%, 9/1/2033	SGD	2,234,000	1,891,346
Republic of South Africa:
5.875%, 9/16/2025 (b)		200,000	222,300
Series R204, 8.0%, 12/21/2018	ZAR	550,000	52,553
Republic of Sri Lanka, 144A, 5.125%, 4/11/2019		200,000	203,250
Republic of Turkey, 5.625%, 3/30/2021		250,000	272,500
			6,282,085
U.S. Treasury Obligations 22.6%
U.S. Treasury Bills:
0.055%***, 12/11/2014 (e)		151,000	150,966
0.065%***, 8/14/2014 (e)		623,000	622,983
U.S. Treasury Notes:
0.375%, 4/30/2016		1,000,000	999,688
1.0%, 8/31/2016 (f)		12,650,000	12,780,447
1.0%, 9/30/2016		1,000,000	1,009,688
1.625%, 4/30/2019		6,900,000	6,912,937
2.5%, 5/15/2024		1,144,000	1,142,392
			23,619,101
Total Government & Agency Obligations (Cost $32,944,907)			33,375,643

Municipal Bonds and Notes 4.0%
Gwinnett County, GA, Development Authority Revenue, Gwinnett Stadium Project, 6.4%, 1/1/2028		655,000	719,484
Kentucky, Asset/Liability Commission, General Fund Revenue, 3.165%, 4/1/2018		1,343,606	1,395,402
Michigan, Western Michigan University Revenue, 4.41%, 11/15/2014, INS: AMBAC		165,000	166,048
New Jersey, State Economic Development Authority Revenue, Series B, 6.5%, 11/1/2014, INS: AGC		585,000	596,536
Port Authority New York & New Jersey, One Hundred Fiftieth Series, 4.75%, 9/15/2016		930,000	1,006,195
		Principal Amount ($)(a)	Value ($)

Washington, Central Puget Sound Regional Transit Authority, Sales & Use Tax Revenue, Series A, 5.0%, 11/1/2036		285,000	313,373
Total Municipal Bonds and Notes (Cost $3,954,007)			4,197,038

	Shares	Value ($)

Preferred Stock 0.0%
Financials
Ally Financial, Inc., Series G, 144A, 7.0% (Cost $27,480)	28	28,211

	Shares	Value ($)

Securities Lending Collateral 4.5%
Daily Assets Fund Institutional, 0.08% (g) (h) (Cost $4,719,625)	4,719,625	4,719,625

Cash Equivalents 7.0%
Central Cash Management Fund, 0.06% (g) (Cost $7,343,711)	7,343,711	7,343,711

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $109,429,098)†	104.7	109,618,771
Other Assets and Liabilities, Net	(4.7)	(4,872,530)
Net Assets	100.0	104,746,241

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of June 30, 2014.

** These securities are shown at their current rate as of June 30, 2014.

*** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $109,429,098. At June 30, 2014, net unrealized appreciation for all securities based on tax cost was $189,673. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,591,233 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,401,560.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at June 30, 2014 amounted to $4,543,180, which is 4.3% of net assets.

(c) When-issued or delayed delivery security included.

(d) Government-backed debt issued by financial companies or government sponsored enterprises.

(e) At June 30, 2014, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f) At June 30, 2014, this security has been pledged, in whole or in part, as collateral for open centrally cleared swaps.

(g) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(h) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGC: Assured Guaranty Corp.

AMBAC: Ambac Financial Group, Inc.

INS: Insured

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage- or asset-backed securities, which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp. and Federal National Mortgage Association and issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At June 30, 2014, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
10 Year U.S. Treasury Note	USD	9/19/2014	98	12,266,844	62,397
Ultra Long U.S. Treasury Bond	USD	9/19/2014	42	6,297,375	53,882
Total unrealized appreciation					116,279

At June 30, 2014, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
10 Year Canadian Government Bond	CAD	9/19/2014	34	4,332,805	(46,034)
5 Year U.S. Treasury Note	USD	9/30/2014	35	4,181,133	(1,159)
Euro-BTP Italian Government Bond	EUR	9/8/2014	17	2,937,231	(52,640)
Euro-OAT French Government Bond	EUR	9/8/2014	25	4,810,694	(71,195)
U.S. Treasury Long Bond	USD	9/19/2014	35	4,801,563	(28,438)
Total unrealized depreciation					(199,466)

At June 30, 2014, open written options contracts were as follows:
Options on Interest Rate Swap Contracts
	Swap Effective/ Expiration Date	Contract Amount		Option Expiration Date	Premiums Received ($)	Value ($) (i)
Call Options Receive Fixed — 4.48% – Pay Floating — LIBOR	5/5/2016 5/11/2026	2,000,000	1	5/5/2016	22,450	(17,257)
Put Options Pay Fixed — 2.48% – Receive Floating — LIBOR	5/5/2016 5/11/2016	2,000,000	1	5/5/2016	22,450	(20,977)
Pay Fixed — 2.796% – Receive Floating — LIBOR	6/5/2015 6/5/2045	1,800,000	3	6/30/2015	19,260	(15,404)
Pay Fixed — 3.005% – Receive Floating — LIBOR	3/6/2015 3/6/2045	1,800,000	1	3/4/2015	18,900	(20,771)
Pay Fixed — 3.033% – Receive Floating — LIBOR	10/24/2014 10/24/2044	2,000,000	2	10/22/2014	25,400	(11,260)
Pay Fixed — 3.035% – Receive Floating — LIBOR	2/15/2015 2/3/2045	1,800,000	3	1/30/2015	22,230	(20,534)
Pay Fixed — 3.088% – Receive Floating — LIBOR	1/28/2015 1/28/2045	2,000,000	4	1/26/2015	20,175	(26,358)
Pay Fixed — 3.093% – Receive Floating — LIBOR	10/21/2014 10/21/2044	2,000,000	3	10/17/2014	27,600	(14,865)
Total Put Options					156,015	(130,169)
Total					178,465	(147,426)

(i) Unrealized appreciation on written options on interest rate swap contracts at June 30, 2014 was $31,039.

At June 30, 2014, open interest rate swap contracts were as follows:
Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
12/30/2014 12/30/2044	4,000,000	Floating — LIBOR	Fixed — 4.081%	532,775	537,738
12/30/2014 12/30/2024	4,600,000	Fixed — 3.524%	Floating — LIBOR	(294,829)	(294,376)
12/30/2014 12/30/2019	2,000,000	Floating — LIBOR	Fixed — 2.522%	50,730	52,443
5/11/2015 5/11/2045	2,000,000	Fixed — 3.56%	Floating — LIBOR	(42,063)	(40,930)
12/30/2014 12/30/2016	8,700,000	Fixed — 1.173%	Floating — LIBOR	(44,679)	(45,586)
12/30/2014 12/30/2034	4,800,000	Floating — LIBOR	Fixed — 4.01%	513,445	546,913
Total net unrealized appreciation					756,202

At June 30, 2014, open credit default swap contracts sold were as follows:
Bilateral Swaps
Effective/ Expiration Dates	Notional Amount ($) (j)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (k)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
6/20/2013 9/20/2018	15,000	5	5.0%	DISH DBS Corp., 6.75%, 6/1/2021, BB–	2,281	1,132	1,149
9/20/2012 12/20/2017	50,000	6	5.0%	General Motors Corp., 3.3%, 12/20/2017, BB+	7,150	2,581	4,569
Total unrealized appreciation							5,718

(j) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(k) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

Counterparties:

1 Nomura International PLC

2 Citigroup, Inc.

3 BNP Paribas

4 Barclays Bank PLC

5 Credit Suisse

6 UBS AG

LIBOR: London Interbank Offered Rate

At June 30, 2014, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	3,132,975	EUR	2,300,000	7/21/2014	16,689	Australia & New Zealand Banking Group Ltd.
USD	3,156,880	JPY	320,000,000	8/4/2014	2,758	Macquarie Bank Ltd.
USD	510,643	MXN	6,700,000	8/18/2014	4,012	Commonwealth Bank of Australia
USD	1,030,318	ZAR	11,200,000	8/18/2014	14,072	Commonwealth Bank of Australia
ZAR	11,200,000	USD	1,045,564	8/18/2014	1,174	Commonwealth Bank of Australia
ZAR	560,000	USD	52,522	8/18/2014	303	Nomura International PLC
RUB	17,650,000	USD	512,569	9/30/2014	3,923	Societe Generale
Total unrealized appreciation					42,931

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	2,598,507	NOK	15,700,000	7/21/2014	(41,115)	Societe Generale
USD	1,042,822	NOK	6,300,000	7/21/2014	(16,607)	Citigroup. Inc.
USD	3,674,370	NZD	4,200,000	7/21/2014	(4,769)	Citigroup. Inc.
NZD	3,000,000	USD	2,601,828	7/21/2014	(19,316)	Australia & New Zealand Banking Group Ltd.
NOK	11,000,000	USD	1,790,408	7/21/2014	(1,396)	Barclays Bank PLC
NOK	11,000,000	USD	1,790,561	7/21/2014	(1,242)	Societe Generale
NZD	1,200,000	USD	1,041,798	7/21/2014	(6,659)	Citigroup. Inc.
SGD	2,813,990	USD	2,251,799	7/23/2014	(5,004)	Commonwealth Bank of Australia
AUD	1,703,690	USD	1,584,069	7/23/2014	(19,431)	Nomura International PLC
CAD	957,475	USD	869,033	7/23/2014	(27,710)	Barclays Bank PLC
EUR	996,500	USD	1,352,481	7/23/2014	(12,157)	Australia & New Zealand Banking Group Ltd.
Total unrealized depreciation					(155,406)

Currency Abbreviations
AUD Australian Dollar
CAD Canadian Dollar
EUR Euro
JPY Japanese Yen
MXN Mexican Peso
NOK Norwegian Krone
NZD New Zealand Dollar
RUB Russian Ruble
SGD Singapore Dollar
USD United States Dollar
ZAR South African Rand

For information on the Fund's policy and additional disclosures regarding futures contracts, written options, credit default swap contracts, interest rate swap contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (l)
Corporate Bonds	$—	$37,822,279	$—	$37,822,279
Mortgage-Backed Securities Pass-Throughs	—	10,345,393	—	10,345,393
Asset-Backed	—	2,148,391	—	2,148,391
Commercial Mortgage-Backed Securities	—	3,977,073	—	3,977,073
Collateralized Mortgage Obligations	—	5,661,407	—	5,661,407
Government & Agency Obligations	—	33,375,643	—	33,375,643
Municipal Bonds and Notes	—	4,197,038	—	4,197,038
Preferred Stock	—	28,211	—	28,211
Short-Term Investments (l)	12,063,336	—	—	12,063,336
Derivatives (m)
Futures Contracts	116,279	—	—	116,279
Credit Default Swap Contracts	—	5,718	—	5,718
Interest Rate Swap Contracts	—	1,137,094	—	1,137,094
Forward Foreign Currency Exchange Contracts	—	42,931	—	42,931
Total	$12,179,615	$98,741,178	$—	$110,920,793
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (m)
Futures Contracts	$(199,466)	$—	$—	$(199,466)
Written Options	—	(147,426)	—	(147,426)
Interest Rate Swap Contracts	—	(380,892)	—	(380,892)
Forward Foreign Currency Exchange Contracts	—	(155,406)	—	(155,406)
Total	$(199,466)	$(683,724)	$—	$(883,190)

There have been no transfers between fair value measurement levels during the period ended June 30, 2014.

(l) See Investment Portfolio for additional detailed categorizations.

(m) Derivatives include unrealized appreciation (depreciation) on futures contracts, credit default swap contracts, interest rate swap contracts, forward foreign currency exchange contracts and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2014 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $97,365,762) — including $4,543,180 of securities loaned	$97,555,435
Investment in Daily Assets Fund Institutional (cost $4,719,625)*	4,719,625
Investment in Central Cash Management Fund (cost $7,343,711)	7,343,711
Total investments, at value (cost $109,429,098)	109,618,771
Foreign currency, at value (cost $481,651)	466,071
Receivable for investments sold	1,661,205
Receivable for investments sold — when–issued securities	7,166,389
Receivable for Fund shares sold	239,066
Interest receivable	845,426
Receivable for variation margin on futures contracts	40,741
Receivable for variation margin on centrally cleared swaps	6,556
Unrealized appreciation on bilateral swap contracts	5,718
Unrealized appreciation on forward foreign currency exchange contracts	42,931
Upfront payments paid on bilateral swap contracts	3,713
Foreign taxes recoverable	1,273
Other assets	519
Total assets	120,098,379
Liabilities
Cash overdraft	196,751
Payable upon return of securities loaned	4,719,625
Payable for investments purchased	1,145,188
Payable for investment purchased — when–issued securities	8,843,411
Payable for Fund shares redeemed	24,373
Options written, at value (premiums received $178,465)	147,426
Unrealized depreciation on forward foreign currency exchange contracts	155,406
Accrued management fee	28,201
Accrued Trustees' fees	972
Other accrued expenses and payables	90,785
Total liabilities	15,352,138
Net assets, at value	$104,746,241
Net Assets Consist of
Undistributed net investment income	1,167,907
Net unrealized appreciation (depreciation) on: Investments	189,673
Swap contracts	761,920
Futures	(83,187)
Foreign currency	(127,667)
Written options	31,039
Accumulated net realized gain (loss)	(15,797,835)
Paid-in capital	118,604,391
Net assets, at value	$104,746,241
Class A Net Asset Value, offering and redemption price per share ($104,746,241 ÷ 18,592,775 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$5.63

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2014 (Unaudited)
Investment Income
Income: Interest	$2,018,883
Income distributions — Central Cash Management Fund	1,659
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	4,279
Total income	2,024,821
Expenses: Management fee	202,986
Administration fee	52,048
Services to shareholders	1,203
Custodian fee	21,207
Professional fees	44,316
Reports to shareholders	22,236
Trustees' fees and expenses	3,681
Other	7,777
Total expenses before expense reductions	355,454
Expense reductions	(37,638)
Total expenses after expense reductions	317,816
Net investment income	1,707,005
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	1,049,175
Swap contracts	(238,613)
Futures	262,225
Written options	85,600
Foreign currency	444,218
1,602,605
Change in net unrealized appreciation (depreciation) on: Investments	2,404,073
Swap contracts	778,757
Futures	(76,408)
Written options	(47,495)
Foreign currency	(325,951)
2,732,976
Net gain (loss)	4,335,581
Net increase (decrease) in net assets resulting from operations	$6,042,586

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Operations: Net investment income	$1,707,005	$3,746,885
Operations: Net investment income	$1,707,005	$3,746,885
Net realized gain (loss)	1,602,605	(1,091,805)
Change in net unrealized appreciation (depreciation)	2,732,976	(6,522,025)
Net increase (decrease) in net assets resulting from operations	6,042,586	(3,866,945)
Distributions to shareholders from: Net investment income: Class A	(3,659,417)	(4,386,055)
Fund share transactions: Class A Proceeds from shares sold	4,430,068	5,651,619
Reinvestment of distributions	3,659,417	4,386,055
Payments for shares redeemed	(10,604,818)	(87,153,230)
Net increase (decrease) in net assets from Class A share transactions	(2,515,333)	(77,115,556)
Increase (decrease) in net assets	(132,164)	(85,368,556)
Net assets at beginning of period	104,878,405	190,246,961
Net assets at end of period (including undistributed net investment income of $1,167,907 and $3,120,319, respectively)	$104,746,241	$104,878,405
Other Information
Class A Shares outstanding at beginning of period	19,030,134	32,324,964
Shares sold	788,452	1,003,776
Shares issued to shareholders in reinvestment of distributions	662,938	768,136
Shares redeemed	(1,888,749)	(15,066,742)
Net increase (decrease) in Class A shares	(437,359)	(13,294,830)
Shares outstanding at end of period	18,592,775	19,030,134

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/14 (Unaudited)		2013		2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$5.51		$5.89		$5.72	$5.66	$5.54	$5.50
Income (loss) from investment operations: Net investment incomea	.09		.16		.16	.22	.19	.25
Net realized and unrealized gain (loss)	.23		(.33)		.27	.09	.18	.26
Total from investment operations	.32		(.17)		.43	.31	.37	.51
Less distributions from: Net investment income	(.20)		(.21)		(.26)	(.25)	(.25)	(.47)
Net asset value, end of period	$5.63		$5.51		$5.89	$5.72	$5.66	$5.54
Total Return (%)	5.88	b**	(3.03	)b	7.77	5.68	6.79	10.07
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	105		105		190	112	155	159
Ratio of expenses before expense reductions (%)	.68	*	.65		.58	.62	.59	.59
Ratio of expenses after expense reductions (%)	.61	*	.56		.58	.62	.59	.59
Ratio of net investment income (%)	3.28	*	2.88		2.81	3.86	3.42	4.68
Portfolio turnover rate (%)	98	**	418		115	219	357	284
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Variable Series I (formerly DWS Variable Series I) (the "Series") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, registered management investment company organized as a Massachusetts business trust. The Series consists of five diversified funds: Deutsche Bond VIP, Deutsche Core Equity VIP, Deutsche Capital Growth VIP, Deutsche Global Small Cap Growth VIP and Deutsche International VIP (individually or collectively hereinafter referred to as a "Fund" or the "Funds" and formerly known as DWS Bond VIP, DWS Core Equity VIP, DWS Capital Growth VIP, DWS Global Small Cap Growth VIP and DWS International VIP, respectively). These financial statements report on Deutsche Bond VIP. The Series is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Trustees of the Series. If the pricing services are unable to provide valuations, securities are valued at the average of the most recent reliable bid quotation or evaluated price, as applicable, obtained from broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are generally categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2014, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2013, the Fund had a net tax basis capital loss carryforward of approximately $17,424,000, including a net tax basis pre-enactment capital loss carryforward of approximately $16,421,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2017 (the expiration date), whichever occurs first; and approximately $1,003,000 of post-enactment short-term losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized. Both pre- and post-enactment losses are subject to certain limitations under Sections 381–384 of the Internal Revenue Code.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2013 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in forward foreign currency exchange contracts, futures contracts, swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Series arising in connection with a specific Fund are allocated to that Fund. Other Series expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Series based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended June 30, 2014, the Fund invested in interest rate futures to gain exposure to different parts of the yield curve while managing the overall duration. The Fund also entered into interest rate futures contracts for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of June 30, 2014, is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2014, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $9,426,000 to $18,564,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $9,788,000 to $21,371,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the six months ended June 30, 2014, the Fund entered into options interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There are no open purchased option contracts as of June 30, 2014. A summary of open written option contracts is included in the table following the Fund's Investment Portfolio. For the six months ended June 30, 2014, the investment in written options contracts had a total value generally indicative of a range from approximately $60,000 to $147,400.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the six months ended June 30, 2014, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of June 30, 2014 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2014, the investment in credit default swap contracts sold had a total notional value of $65,000.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the six months ended June 30, 2014, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of June 30, 2014 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2014, the investment in interest rate swap contracts had a total notional amount of $26,100,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund is subject to foreign exchange rate risk in its securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the U.S. dollar may affect the U.S. dollar value of foreign securities or the income or gains received on these securities. To reduce the effect of currency fluctuations, the Fund may enter into forward currency contracts. For the six months ended June 30, 2014, the Fund invested in forward currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated securities. In addition, the Fund also engaged in forward currency contracts for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of June 30, 2014, is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2014, the investment in forward currency contracts U.S. dollars purchased had a total contract value generally indicative of a range from approximately $11,724,000 to $35,842,000, and the investment in forward currency contracts U.S. dollars sold had a total contract value generally indicative of a range from approximately $4,843,000 to $34,885,000.

The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from $0 to approximately $9,696,000.

The following tables summarize the value of the Fund's derivative instruments held as of June 30, 2014 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (b)	$—	$1,137,094	$116,279	$1,253,373
Credit Contracts (a)	—	5,718	—	5,718
Foreign Exchange Contracts (c)	42,931	—	—	42,931
	$42,931	$1,142,812	$116,279	$1,302,022
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Unrealized appreciation on bilateral swap contracts
(b) Includes cumulative appreciation of futures contracts and centrally cleared swaps as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(c) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$(147,426)	$—	$(380,892)	$(199,466)	$(727,784)
Foreign Exchange Contracts (c)	—	(155,406)	—	—	(155,406)
	$(147,426)	$(155,406)	$(380,892)	$(199,466)	$(883,190)
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Options written, at value
(b) Includes cumulative depreciation of futures contracts and centrally cleared swaps as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(c) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended June 30, 2014 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contract (a)	$85,600	$—	$(238,613)	$262,225	$109,212
Foreign Exchange Contracts (b)	—	431,412	—	—	431,412
	$85,600	$431,412	$(238,613)	$262,225	$540,624
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Net realized gain (loss) from written options, swap contracts and futures, respectively
(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(47,495)	$—	$778,242	$(76,408)	$654,339
Credit Contracts (b)	—	—	515	—	515
Foreign Exchange Contracts (c)	—	(327,045)	—	—	(327,045)
	$(47,495)	$(327,045)	$778,757	$(76,408)	$327,809
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Change in net unrealized appreciation (depreciation) on written options, swaps contracts and futures, respectively
(b) Change in net unrealized appreciation (depreciation) on swap contracts
(c) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of June 30, 2014, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Australia & New Zealand Banking Group Ltd.	$16,689	$(16,689)	$—	$—
Commonwealth Bank of Australia	19,258	(5,004)	—	14,254
Credit Suisse	1,149	—	—	1,149
Macquarie Bank Ltd.	2,758	—	—	2,758
Nomura International PLC	303	(303)	—	—
Societe Generale	3,923	(3,923)	—	—
UBS AG	4,569	—	—	4,569
	$48,649	$(25,919)	$—	$22,730

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Australia & New Zealand Banking Group Ltd.	$31,473	$(16,689)	$—	$14,784
Barclays Bank PLC	55,464	—	—	55,464
BNP Paribas	50,803	—	—	50,803
Citigroup, Inc.	39,295	—	—	39,295
Commonwealth Bank of Australia	5,004	(5,004)	—	—
Nomura International PLC	78,436	(303)	—	78,133
Societe Generale	42,357	(3,923)	—	38,434
	$302,832	$(25,919)	$—	$276,913

C. Purchases and Sales of Securities

During the six months ended June 30, 2014, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $92,238,306 and $122,010,981, respectively. Purchases and sales of U.S. Treasury obligations aggregated $18,619,233 and $11,995,468, respectively.

For the six months ended June 30, 2014, transactions for written options on interest rate swap contracts were as follows:
	Contract Amount	Premiums
Outstanding, beginning of period	12,000,000	$138,600
Options written	11,400,000	125,465
Options closed	(6,000,000)	(70,850)
Options expired	(2,000,000)	(14,750)
Outstanding, end of period	15,400,000	$178,465

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of average daily net assets	.390%
Next $750 million of average daily net assets	.365%
Over $1 billion of average daily net assets	.340%

Accordingly, for the six months ended June 30, 2014, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate (exclusive of any applicable waivers/reimbursements) of 0.39% of the Fund's average daily net assets.

For the period from January 1, 2014 through April 30, 2015, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A at 0.61%.

For the six months ended June 30, 2014, fees waived and/or expenses reimbursed were $37,638.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2014, the Administration Fee was $52,048, of which $8,591 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2014, the amounts charged to the Fund by DSC aggregated $268, of which $133 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $7,964, of which $4,095 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended June 30, 2014, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $379.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

F. Ownership of the Fund

At June 30, 2014, three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, owning 46%, 24% and 12%, respectively.

G. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2014.

H. Fund Name Change

Effective August 11, 2014, the "DWS Funds" were rebranded "Deutsche Funds."

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2014 to June 30, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2014
Actual Fund Return	Class A
Beginning Account Value 1/1/14	$1,000.00
Ending Account Value 6/30/14	$1,058.80
Expenses Paid per $1,000*	$3.11
Hypothetical 5% Fund Return	Class A
Beginning Account Value 1/1/14	$1,000.00
Ending Account Value 6/30/14	$1,021.77
Expenses Paid per $1,000*	$3.06

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A
Deutsche Variable Series I — Deutsche Bond VIP	.61%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Proxy Voting

The Series' policies and procedures for voting proxies for portfolio securities and information about how the Series voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Series' policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of DWS Bond VIP's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2013.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2013, all of the Fund's Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2012, the Fund's performance (Class A shares) was in the 2nd quartile, 3rd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods and has underperformed its benchmark in the five-year period ended December 31, 2012.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were approximately at the median of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012) ("Lipper Universe Expenses"). The Board considered the Fund's management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their independent counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Notes

DeAWM Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606
(800) 621-1148

VS1bond-3 (R-028373-3 8/14)

June 30, 2014

Semiannual Report

Deutsche Variable Series I
(formerly DWS Variable Series I)

Deutsche Capital Growth VIP
(formerly DWS Capital Growth VIP)

Contents
3 Letter to Shareholders
4 Performance Summary
5 Portfolio Summary
5 Portfolio Management
6 Investment Portfolio
9 Statement of Assets and Liabilities
9 Statement of Operations
10 Statement of Changes in Net Assets
11 Financial Highlights
13 Notes to Financial Statements
17 Information About Your Fund's Expenses
18 Proxy Voting
19 Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

The Fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

I am very pleased to tell you that the DWS funds have been renamed Deutsche funds, aligning more closely with the Deutsche Asset & Wealth Management brand. We are proud to adopt the Deutsche name — a brand that fully represents the global access, discipline and intelligence that support all of our products and services.

Deutsche Asset & Wealth Management combines the asset management and wealth management divisions of Deutsche Bank to deliver a comprehensive suite of active, passive and alternative investment capabilities. Your investment in the Deutsche funds means you have access to the thought leadership and resources of one of the world’s largest and most influential financial institutions.

In conjunction with your fund’s name change, please note that the Deutsche funds’ Web address has changed as well. The former dws-investments.com is now deutschefunds.com.

In addition, key service providers have been renamed as follows:

Former Name	New name, effective August 11, 2014
DWS Investments Distributors, Inc.	DeAWM Distributors, Inc.
DWS Trust Company	DeAWM Trust Company
DWS Investments Service Company	DeAWM Service Company

These changes have no effect on the day-to-day management of your investment, and there is no action required on your part. You will continue to experience the benefits that come from our decades of experience, in-depth research and worldwide network of investment professionals.

Thanks for your continued support. We appreciate your trust and the opportunity to put our capabilities to work for you.

Best regards,
Brian Binder
President, Deutsche Funds

Performance Summary June 30, 2014 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2014 are 0.50% and 0.83% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment

The Russell 1000® Growth Index is an unmanaged, capitalization-weighted index containing those securities in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
Deutsche Capital Growth VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,497	$12,810	$15,117	$21,818	$21,583
	Average annual total return	4.97%	28.10%	14.77%	16.89%	8.00%
Russell 1000 Growth Index	Growth of $10,000	$10,631	$12,692	$15,714	$24,104	$21,983
	Average annual total return	6.31%	26.92%	16.26%	19.24%	8.20%
Deutsche Capital Growth VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,481	$12,764	$14,967	$21,467	$20,859
	Average annual total return	4.81%	27.64%	14.39%	16.51%	7.63%
Russell 1000 Growth Index	Growth of $10,000	$10,631	$12,692	$15,714	$24,104	$21,983
	Average annual total return	6.31%	26.92%	16.26%	19.24%	8.20%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/14	12/31/13

Common Stocks	98%	100%
Cash Equivalents	1%	0%
Convertible Bond	1%	—
	100%	100%

Sector Diversification (As a % of Common Stocks and Convertible Bond)	6/30/14	12/31/13

Information Technology	28%	26%
Consumer Discretionary	19%	21%
Health Care	15%	15%
Industrials	12%	13%
Consumer Staples	10%	10%
Financials	6%	5%
Energy	5%	4%
Materials	5%	5%
Utilities	0%	0%
Telecommunication Services	—	1%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Management

Owen Fitzpatrick, CFA
Lead Portfolio Manager

Thomas M. Hynes, Jr., CFA
Brendan O'Neill, CFA
Portfolio Managers

Investment Portfolio June 30, 2014 (Unaudited)
	Shares	Value ($)

Common Stocks 99.0%
Consumer Discretionary 18.8%
Auto Components 0.9%
BorgWarner, Inc. (a)	120,174	7,834,143
Hotels, Restaurants & Leisure 3.6%
Brinker International, Inc. (a)	170,625	8,300,906
Las Vegas Sands Corp.	131,097	9,992,214
Norwegian Cruise Line Holdings Ltd.* (a)	70,620	2,238,654
Starwood Hotels & Resorts Worldwide, Inc.	124,593	10,069,606
		30,601,380
Internet & Catalog Retail 2.3%
Amazon.com, Inc.*	46,381	15,063,621
Expedia, Inc. (a)	54,254	4,273,045
		19,336,666
Media 3.2%
Twenty-First Century Fox, Inc. "A" (a)	409,221	14,384,118
Walt Disney Co. (a)	149,905	12,852,855
		27,236,973
Specialty Retail 4.8%
Dick's Sporting Goods, Inc.	171,893	8,003,338
GNC Holdings, Inc. "A"	87,993	3,000,561
Home Depot, Inc. (a)	232,652	18,835,506
L Brands, Inc.	190,059	11,148,861
		40,988,266
Textiles, Apparel & Luxury Goods 4.0%
NIKE, Inc. "B"	258,561	20,051,406
VF Corp.	213,978	13,480,614
		33,532,020
Consumer Staples 10.2%
Beverages 2.2%
PepsiCo, Inc.	211,282	18,875,934
Food & Staples Retailing 2.7%
Costco Wholesale Corp.	118,621	13,660,394
Whole Foods Market, Inc. (a)	231,276	8,934,192
		22,594,586
Food Products 4.0%
Hillshire Brands Co.	130,385	8,122,986
Mead Johnson Nutrition Co.	132,467	12,341,950
Mondelez International, Inc. "A"	364,700	13,716,367
		34,181,303
Personal Products 1.3%
Estee Lauder Companies, Inc. "A"	150,566	11,181,031
Energy 5.1%
Energy Equipment & Services 2.3%
Halliburton Co.	276,149	19,609,341
Oil, Gas & Consumable Fuels 2.8%
EOG Resources, Inc.	69,683	8,143,155
Noble Energy, Inc.	95,512	7,398,360
Pioneer Natural Resources Co.	36,389	8,362,556
		23,904,071
	Shares	Value ($)

Financials 5.8%
Capital Markets 2.8%
Affiliated Managers Group, Inc.*	52,419	10,766,863
Ameriprise Financial, Inc.	59,749	7,169,880
The Charles Schwab Corp.	217,792	5,865,138
		23,801,881
Consumer Finance 1.4%
Discover Financial Services	185,368	11,489,109
Diversified Financial Services 0.8%
IntercontinentalExchange Group, Inc.	37,489	7,081,672
Real Estate Investment Trusts 0.8%
Crown Castle International Corp. (REIT)	94,735	7,035,021
Health Care 15.1%
Biotechnology 7.1%
Celgene Corp.* (a)	221,392	19,013,145
Cepheid, Inc.* (a)	140,015	6,712,319
Gilead Sciences, Inc.* (a)	190,380	15,784,406
Medivation, Inc.* (a)	111,797	8,617,313
NPS Pharmaceuticals, Inc.* (a)	307,514	10,163,337
		60,290,520
Health Care Equipment & Supplies 2.2%
CareFusion Corp.*	234,622	10,405,486
St. Jude Medical, Inc.	117,647	8,147,055
		18,552,541
Health Care Providers & Services 3.0%
Express Scripts Holding Co.* (a)	204,242	14,160,098
McKesson Corp.	52,963	9,862,240
Premier, Inc. "A"*	61,736	1,790,344
		25,812,682
Life Sciences Tools & Services 1.5%
Thermo Fisher Scientific, Inc.	104,611	12,344,098
Pharmaceuticals 1.3%
Allergan, Inc.	33,039	5,590,859
Bristol-Myers Squibb Co.	118,778	5,761,921
		11,352,780
Industrials 11.9%
Aerospace & Defense 2.3%
Boeing Co.	100,977	12,847,303
TransDigm Group, Inc. (a)	40,230	6,728,870
		19,576,173
Commercial Services & Supplies 0.7%
Stericycle, Inc.* (a)	51,075	6,048,301
Electrical Equipment 1.9%
AMETEK, Inc.	245,924	12,856,907
Regal-Beloit Corp.	45,514	3,575,580
		16,432,487
Industrial Conglomerates 1.8%
General Electric Co.	186,675	4,905,819
Roper Industries, Inc. (a)	73,420	10,720,054
		15,625,873
Machinery 3.8%
Dover Corp. (a)	102,575	9,329,196
Parker Hannifin Corp. (a)	124,466	15,649,110
SPX Corp.	65,141	7,048,908
		32,027,214
	Shares	Value ($)

Road & Rail 1.4%
Norfolk Southern Corp. (a)	113,121	11,654,857
Information Technology 26.8%
Communications Equipment 1.3%
Ciena Corp.* (a)	85,158	1,844,522
Palo Alto Networks, Inc.*	108,667	9,111,728
		10,956,250
Internet Software & Services 6.4%
Facebook, Inc. "A"*	200,255	13,475,159
Google, Inc. "A"*	30,937	18,087,936
Google, Inc. "C"*	31,091	17,886,030
LinkedIn Corp. "A"*	27,425	4,702,565
		54,151,690
IT Services 3.5%
Accenture PLC "A" (a)	60,256	4,871,095
Cognizant Technology Solutions Corp. "A"*	95,652	4,678,339
Sabre Corp.*	79,061	1,585,173
Visa, Inc. "A" (a)	90,194	19,004,778
		30,139,385
Semiconductors & Semiconductor Equipment 1.6%
Avago Technologies Ltd.	78,985	5,692,449
NXP Semiconductor NV*	58,052	3,841,881
Xilinx, Inc.	79,341	3,753,623
		13,287,953
Software 7.8%
Intuit, Inc.	79,207	6,378,540
Microsoft Corp.	457,007	19,057,191
Oracle Corp.	384,429	15,580,907
Salesforce.com, Inc.* (a)	67,644	3,928,764
Solera Holdings, Inc.	72,150	4,844,872
Splunk, Inc.* (a)	79,851	4,418,156
VMware, Inc. "A"* (a)	124,965	12,097,862
		66,306,292
Technology Hardware, Storage & Peripherals 6.2%
Apple, Inc.	484,353	45,010,924
Western Digital Corp.	86,591	7,992,350
		53,003,274
	Shares	Value ($)

Materials 5.0%
Chemicals 4.2%
Ecolab, Inc.	118,876	13,235,654
LyondellBasell Industries NV "A"	124,766	12,183,400
Monsanto Co.	81,754	10,197,994
		35,617,048
Containers & Packaging 0.8%
Ball Corp.	112,984	7,081,837
Utilities 0.3%
Water Utilities
American Water Works Co., Inc.	54,096	2,675,047
Total Common Stocks (Cost $527,775,879)		842,219,699

	Principal Amount ($)	Value ($)

Convertible Bond 0.5%
Information Technology
Workday, Inc., 1.5%, 7/15/2020 (Cost $4,031,861)	3,382,000	4,449,444

	Shares	Value ($)

Securities Lending Collateral 22.4%
Daily Assets Fund Institutional, 0.08% (b) (c) (Cost $190,256,686)	190,256,686	190,256,686

Cash Equivalents 0.9%
Central Cash Management Fund, 0.06% (b) (Cost $7,960,143)	7,960,143	7,960,143

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $730,024,569)†	122.8	1,044,885,972
Other Assets and Liabilities, Net	(22.8)	(193,997,184)
Net Assets	100.0	850,888,788

* Non-income producing security.

† The cost for federal income tax purposes was $730,908,662. At June 30, 2014, net unrealized appreciation for all securities based on tax cost was $313,977,310. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $319,575,611 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,598,301.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at June 30, 2014 amounted to $177,044,585, which is 20.8% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$842,219,699	$—	$—	$842,219,699
Convertible Bond	—	4,449,444	—	4,449,444
Short-Term Investments (d)	198,216,829	—	—	198,216,829
Total	$1,040,436,528	$4,449,444	$—	$1,044,885,972

There have been no transfers between fair value measurement levels during the period ended June 30, 2014.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2014 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $531,807,740) — including $177,044,585 of securities loaned	$846,669,143
Investment in Daily Assets Fund Institutional (cost $190,256,686)*	190,256,686
Investment in Central Cash Management Fund (cost $7,960,143)	7,960,143
Total investments in securities, at value (cost $730,024,569)	1,044,885,972
Cash	9,479
Receivable for investments sold	9,107,014
Receivable for Fund shares sold	329,032
Dividends receivable	426,547
Interest receivable	28,843
Other assets	5,074
Total assets	1,054,791,961
Liabilities
Payable upon return of securities loaned	190,256,686
Payable for investments purchased	12,482,431
Payable for Fund shares redeemed	731,046
Accrued management fee	258,371
Accrued Trustees' fees	1,059
Other accrued expenses and payables	173,580
Total liabilities	203,903,173
Net assets, at value	$850,888,788
Net Assets Consist of
Undistributed net investment income	4,813,782
Net unrealized appreciation (depreciation) on Investments	314,861,403
Accumulated net realized gain (loss)	52,612,491
Paid-in capital	478,601,112
Net assets, at value	$850,888,788
Class A Net Asset Value, offering and redemption price per share ($847,643,993 ÷ 30,458,731 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$27.83
Class B Net Asset Value, offering and redemption price per share ($3,244,795 ÷ 116,876 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$27.76

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2014 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $14,055)	$5,951,198
Income distributions — Central Cash Management Fund	950
Interest	12,367
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	27,663
Total income	5,992,178
Expenses: Management fee	1,545,878
Administration fee	415,037
Services to shareholders	2,265
Record keeping fee (Class B)	3,406
Distribution and service fees (Class B)	12,098
Custodian fee	11,251
Professional fees	42,455
Reports to shareholders	32,503
Trustees' fees and expenses	16,567
Other	13,946
Total expenses	2,095,406
Net investment income (loss)	3,896,772
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from Investments	78,176,841
Change in net unrealized appreciation (depreciation) on: Investments	(42,126,125)
Foreign currency	(4,925)
(42,131,050)
Net gain (loss)	36,045,791
Net increase (decrease) in net assets resulting from operations	$39,942,563

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Operations: Net investment income (loss)	$3,896,772	$6,538,509
Operations: Net investment income (loss)	$3,896,772	$6,538,509
Net realized gain (loss)	78,176,841	111,903,826
Change in net unrealized appreciation (depreciation)	(42,131,050)	112,661,284
Net increase (decrease) in net assets resulting from operations	39,942,563	231,103,619
Distributions to shareholders from: Net investment income: Class A	(5,280,971)	(9,616,234)
Class B	(41,098)	(131,767)
Net realized gains: Class A	(48,279,027)	—
Class B	(767,015)	—
Total distributions	(54,368,111)	(9,748,001)
Fund share transactions: Class A Proceeds from shares sold	25,604,845	14,066,914
Reinvestment of distributions	53,559,998	9,616,234
Payments for shares redeemed	(55,318,004)	(105,034,979)
Net increase (decrease) in net assets from Class A share transactions	23,846,839	(81,351,831)
Class B Proceeds from shares sold	805,057	760,162
Reinvestment of distributions	808,113	131,767
Payments for shares redeemed	(11,132,378)	(3,806,721)
Net increase (decrease) in net assets from Class B share transactions	(9,519,208)	(2,914,792)
Increase (decrease) in net assets	(97,917)	137,088,995
Net assets at beginning of period	850,986,705	713,897,710
Net assets at end of period (including undistributed net investment income of $4,813,782 and $6,239,079, respectively)	$850,888,788	$850,986,705
Other Information
Class A Shares outstanding at beginning of period	29,474,327	32,798,165
Shares sold	907,616	570,579
Shares issued to shareholders in reinvestment of distributions	2,074,361	419,923
Shares redeemed	(1,997,573)	(4,314,340)
Net increase (decrease) in Class A shares	984,404	(3,323,838)
Shares outstanding at end of period	30,458,731	29,474,327
Class B Shares outstanding at beginning of period	484,326	600,771
Shares sold	28,660	31,195
Shares issued to shareholders in reinvestment of distributions	31,359	5,764
Shares redeemed	(427,469)	(153,404)
Net increase (decrease) in Class B shares	(367,450)	(116,445)
Shares outstanding at end of period	116,876	484,326

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/14 (Unaudited)		2013	2012	2011	2010		2009
Selected Per Share Data
Net asset value, beginning of period	$28.41		$21.38	$18.58	$19.59	$16.93		$13.55
Income (loss) from investment operations: Net investment income (loss)a	.13		.21	.28	.17	.14	c	.14
Net realized and unrealized gain (loss)	1.14		7.12	2.70	(1.03)	2.68		3.43
Total from investment operations	1.27		7.33	2.98	(.86)	2.82		3.57
Less distributions from: Net investment income	(.18)		(.30)	(.18)	(.15)	(.16)		(.19)
Net realized gains	(1.67)		—	—	—	—		—
Total distributions	(1.85)		(.30)	(.18)	(.15)	(.16)		(.19)
Net asset value, end of period	$27.83		$28.41	$21.38	$18.58	$19.59		$16.93
Total Return (%)	4.97	**	34.65	16.05	(4.47)	16.71	b	26.87	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	848		837	701	677	729		715
Ratio of expenses before expense reductions (%)	.50	*	.50	.50	.50	.51		.51
Ratio of expenses after expense reductions (%)	.50	*	.50	.50	.50	.51		.49
Ratio of net investment income (loss) (%)	.95	*	.85	1.32	.86	.78	c	.98
Portfolio turnover rate (%)	24	**	37	25	47	42		76
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.05 per share and 0.28% of average daily net assets for the year ended December 31, 2010.
* Annualized
** Not annualized

			Years Ended December 31,
Class B	Six Months Ended 6/30/14 (Unaudited)		2013	2012	2011	2010		2009
Selected Per Share Data
Net asset value, beginning of period	$28.29		$21.29	$18.51	$19.51	$16.86		$13.49
Income (loss) from investment operations: Net investment income (loss)a	.05		.13	.20	.10	.08	c	.09
Net realized and unrealized gain (loss)	1.18		7.10	2.69	(1.02)	2.67		3.43
Total from investment operations	1.23		7.23	2.89	(.92)	2.75		3.52
Less distributions from: Net investment income	(.09)		(.23)	(.11)	(.08)	(.10)		(.15)
Net realized gains	(1.67)		—	—	—	—		—
Total distributions	(1.76)		(.23)	(.11)	(.08)	(.10)		(.15)
Net asset value, end of period	$27.76		$28.29	$21.29	$18.51	$19.51		$16.86
Total Return (%)	4.81	**	34.19	15.61	(4.76)	16.33	b	26.49	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3		14	13	13	12		12
Ratio of expenses before expense reductions (%)	.82	*	.83	.83	.84	.85		.85
Ratio of expenses after expense reductions (%)	.82	*	.83	.83	.84	.84		.82
Ratio of net investment income (loss) (%)	.36	*	.52	.97	.52	.45	c	.65
Portfolio turnover rate (%)	24	**	37	25	47	42		76
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.05 per share and 0.28% of average daily net assets for the year ended December 31, 2010.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Variable Series I (formerly DWS Variable Series I) (the "Series") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, registered management investment company organized as a Massachusetts business trust. The Series consists of five diversified funds: Deutsche Bond VIP, Deutsche Core Equity VIP, Deutsche Capital Growth VIP, Deutsche Global Small Cap VIP and Deutsche International VIP (individually or collectively hereinafter referred to as a "Fund" or the "Funds" and formerly known as DWS Bond VIP, DWS Core Equity VIP, DWS Capital Growth VIP, DWS Global Small Cap Growth VIP and DWS International VIP, respectively). These financial statements report on Deutsche Capital Growth VIP. The Series is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and record keeping fees equal to an annual rate of 0.25% and up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2014, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Federal Income Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2013, the Fund had a net tax basis capital loss carryforward of approximately $24,343,000 of pre-enactment losses, all of which was inherited from its merger with other affiliated funds in previous years, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016, the expiration date, whichever occurs first, and which may be subject to certain limitations under Section 382–384 of the Internal Revenue Code.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2013 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Series arising in connection with a specific Fund are allocated to that Fund. Other Series expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Series based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the six months ended June 30, 2014, purchases and sales of investment securities (excluding short-term investments) aggregated $200,414,878 and $238,297,667, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly at the following annual rates:
First $250 million of average daily net assets	.390%
Next $750 million of average daily net assets	.365%
Over $1 billion of average daily net assets	.340%

Accordingly, for the six months ended June 30, 2014, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate (exclusive of any applicable waivers/reimbursements) of 0.37% of the Fund's average daily net assets.

For the period from January 1, 2014 through September 30, 2014, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.80%
Class B	1.13%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2014, the Administration Fee was $415,037, of which $69,379 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2014, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at June 30, 2014
Class A	$373	$185
Class B	96	52
	$469	$237

Distribution Service Agreement. DeAWM Distributors, Inc. ("DDI"), also an affiliate of the Advisor, is the Series' Distributor. In accordance with the Master Distribution Plan, DDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. For the six months ended June 30, 2014, the Distribution Service Fee aggregated $12,098, of which $655 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $6,849, of which $548 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

D. Ownership of the Fund

At June 30, 2014, three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 30%, 26% and 12%, respectively. Two participating insurance companies were the owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 80% and 11%, respectively.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2014.

F. Fund Name Change

Effective August 11, 2014, the "DWS Funds" were rebranded "Deutsche Funds."

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2014 to June 30, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2014
Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/14	$1,000.00	$1,000.00
Ending Account Value 6/30/14	$1,049.70	$1,048.10
Expenses Paid per $1,000*	$2.54	$4.16
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/14	$1,000.00	$1,000.00
Ending Account Value 6/30/14	$1,022.32	$1,020.73
Expenses Paid per $1,000*	$2.51	$4.11

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche Variable Series I — Deutsche Capital Growth VIP	.50%	.82%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Proxy Voting

The Series' policies and procedures for voting proxies for portfolio securities and information about how the Series voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Series' policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of DWS Capital Growth VIP's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2013.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2013, all of the Fund's Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2012, the Fund's performance (Class A shares) was in the 2nd quartile, 3rd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2012.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their independent counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Notes

DeAWM Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606
(800) 621-1148

VS1capgro-3 (R-028374-3 8/14)

June 30, 2014

Semiannual Report

Deutsche Variable Series I
(formerly DWS Variable Series I)

Deutsche Core Equity VIP
(formerly DWS Core Equity VIP)

Contents
3 Letter to Shareholders
4 Performance Summary
5 Portfolio Summary
5 Portfolio Management
6 Investment Portfolio
8 Statement of Assets and Liabilities
9 Statement of Operations
10 Statement of Changes in Net Assets
11 Financial Highlights
13 Notes to Financial Statements
17 Information About Your Fund's Expenses
18 Proxy Voting
19 Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Fund management could be wrong in its analysis of industries, companies, economic trends and favor a security that underperforms the market. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

I am very pleased to tell you that the DWS funds have been renamed Deutsche funds, aligning more closely with the Deutsche Asset & Wealth Management brand. We are proud to adopt the Deutsche name — a brand that fully represents the global access, discipline and intelligence that support all of our products and services.

Deutsche Asset & Wealth Management combines the asset management and wealth management divisions of Deutsche Bank to deliver a comprehensive suite of active, passive and alternative investment capabilities. Your investment in the Deutsche funds means you have access to the thought leadership and resources of one of the world’s largest and most influential financial institutions.

In conjunction with your fund’s name change, please note that the Deutsche funds’ Web address has changed as well. The former dws-investments.com is now deutschefunds.com.

In addition, key service providers have been renamed as follows:

Former Name	New name, effective August 11, 2014
DWS Investments Distributors, Inc.	DeAWM Distributors, Inc.
DWS Trust Company	DeAWM Trust Company
DWS Investments Service Company	DeAWM Service Company

These changes have no effect on the day-to-day management of your investment, and there is no action required on your part. You will continue to experience the benefits that come from our decades of experience, in-depth research and worldwide network of investment professionals.

Thanks for your continued support. We appreciate your trust and the opportunity to put our capabilities to work for you.

Best regards,

Brian Binder
President, Deutsche Funds

Performance Summary June 30, 2014 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2014 are 0.56% and 0.76% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment

The Russell 1000® Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
Deutsche Core Equity VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,560	$12,668	$15,430	$23,973	$20,710
	Average annual total return	5.60%	26.68%	15.56%	19.11%	7.55%
Russell 1000® Index	Growth of $10,000	$10,727	$12,535	$15,863	$24,117	$21,967
	Average annual total return	7.27%	25.35%	16.63%	19.25%	8.19%
Deutsche Core Equity VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,548	$12,642	$15,312	$23,668	$20,168
	Average annual total return	5.48%	26.42%	15.26%	18.80%	7.27%
Russell 1000® Index	Growth of $10,000	$10,727	$12,535	$15,863	$24,117	$21,967
	Average annual total return	7.27%	25.35%	16.63%	19.25%	8.19%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/14	12/31/13

Common Stocks	99%	100%
Cash Equivalents	1%	0%
	100%	100%

Sector Diversification (As a % of Common Stocks)	6/30/14	12/31/13

Information Technology	19%	18%
Financials	16%	17%
Health Care	15%	16%
Consumer Discretionary	13%	14%
Industrials	11%	12%
Energy	11%	10%
Consumer Staples	8%	8%
Materials	4%	3%
Utilities	2%	1%
Telecommunication Services	1%	1%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Management

Owen Fitzpatrick, CFA
Thomas M. Hynes, Jr., CFA
Brendan O'Neill, CFA
Pankaj Bhatnagar, PhD
Portfolio Managers

Investment Portfolio June 30, 2014 (Unaudited)
	Shares	Value ($)

Common Stocks 99.2%
Consumer Discretionary 13.0%
Auto Components 1.2%
BorgWarner, Inc. (a)	42,193	2,750,562
Hotels, Restaurants & Leisure 1.6%
Las Vegas Sands Corp.	18,048	1,375,619
Starwood Hotels & Resorts Worldwide, Inc.	26,575	2,147,791
		3,523,410
Internet & Catalog Retail 1.6%
Amazon.com, Inc.*	7,303	2,371,869
Expedia, Inc. (a)	14,320	1,127,843
		3,499,712
Media 1.7%
Twenty-First Century Fox, Inc. "A"	54,343	1,910,156
Walt Disney Co. (a)	21,635	1,854,985
		3,765,141
Multiline Retail 0.7%
Macy's, Inc.	28,118	1,631,406
Specialty Retail 3.5%
Dick's Sporting Goods, Inc.	38,993	1,815,514
Home Depot, Inc.	40,944	3,314,827
L Brands, Inc.	46,929	2,752,855
		7,883,196
Textiles, Apparel & Luxury Goods 2.7%
NIKE, Inc. "B"	53,735	4,167,149
VF Corp.	28,980	1,825,740
		5,992,889
Consumer Staples 8.5%
Beverages 1.6%
PepsiCo, Inc.	40,343	3,604,244
Food & Staples Retailing 2.3%
Costco Wholesale Corp.	21,048	2,423,888
Kroger Co.	22,995	1,136,643
Whole Foods Market, Inc. (a)	38,937	1,504,136
		5,064,667
Food Products 2.6%
Hillshire Brands Co.	24,577	1,531,147
Kraft Foods Group, Inc.	26,790	1,606,060
Mead Johnson Nutrition Co.	28,634	2,667,830
		5,805,037
Household Products 0.9%
Procter & Gamble Co.	25,519	2,005,538
Personal Products 1.1%
Estee Lauder Companies, Inc. "A"	33,440	2,483,254
Energy 11.0%
Energy Equipment & Services 2.9%
Halliburton Co.	64,743	4,597,400
Schlumberger Ltd. (a)	16,485	1,944,406
		6,541,806
Oil, Gas & Consumable Fuels 8.1%
Anadarko Petroleum Corp.	39,777	4,354,388
Antero Resources Corp.* (a)	19,919	1,307,284
Chevron Corp.	42,639	5,566,522
EOG Resources, Inc.	27,756	3,243,566
Pioneer Natural Resources Co.	7,868	1,808,145
	Shares	Value ($)

Valero Energy Corp.	34,350	1,720,935
		18,000,840
Financials 16.0%
Banks 5.6%
Citigroup, Inc.	118,766	5,593,878
JPMorgan Chase & Co.	75,622	4,357,340
Regions Financial Corp.	231,156	2,454,877
		12,406,095
Capital Markets 4.6%
Affiliated Managers Group, Inc.*	19,384	3,981,474
Ameriprise Financial, Inc.	33,972	4,076,640
The Charles Schwab Corp. (a)	82,606	2,224,579
		10,282,693
Consumer Finance 2.1%
Discover Financial Services	75,303	4,667,280
Diversified Financial Services 0.6%
Intercontinental Exchange, Inc.	7,278	1,374,814
Insurance 1.9%
Prudential Financial, Inc.	48,837	4,335,261
Real Estate Investment Trusts 1.2%
Extra Space Storage, Inc. (REIT)	51,413	2,737,742
Health Care 14.9%
Biotechnology 5.0%
Celgene Corp.* (a)	49,770	4,274,248
Gilead Sciences, Inc.*	34,321	2,845,554
Medivation, Inc.* (a)	22,711	1,750,564
NPS Pharmaceuticals, Inc.* (a)	67,530	2,231,866
		11,102,232
Health Care Equipment & Supplies 0.7%
CareFusion Corp.*	37,225	1,650,929
Health Care Providers & Services 2.6%
Express Scripts Holding Co.*	51,432	3,565,780
McKesson Corp.	11,099	2,066,745
Premier, Inc. "A"*	7,123	206,567
		5,839,092
Life Sciences Tools & Services 1.9%
Thermo Fisher Scientific, Inc.	35,492	4,188,056
Pharmaceuticals 4.7%
Allergan, Inc.	14,879	2,517,824
Bristol-Myers Squibb Co.	20,553	997,026
Merck & Co., Inc.	68,949	3,988,700
Pfizer, Inc.	101,641	3,016,705
		10,520,255
Industrials 11.2%
Aerospace & Defense 2.2%
Boeing Co.	24,847	3,161,284
TransDigm Group, Inc.	10,671	1,784,831
		4,946,115
Electrical Equipment 2.1%
AMETEK, Inc.	63,741	3,332,380
Regal-Beloit Corp.	16,134	1,267,487
		4,599,867
	Shares	Value ($)

Industrial Conglomerates 3.1%
General Electric Co.	147,795	3,884,052
Roper Industries, Inc.	21,179	3,092,346
		6,976,398
Machinery 2.3%
Parker Hannifin Corp.	21,031	2,644,228
SPX Corp.	23,100	2,499,651
		5,143,879
Road & Rail 1.5%
Norfolk Southern Corp.	31,374	3,232,463
Information Technology 18.6%
Communications Equipment 1.7%
Alcatel-Lucent (ADR)	299,173	1,065,056
Ciena Corp.*	22,041	477,408
CommScope Holding Co., Inc.*	54,177	1,253,114
Palo Alto Networks, Inc.*	11,191	938,365
		3,733,943
Internet Software & Services 4.3%
Facebook, Inc. "A"*	37,252	2,506,687
Google, Inc. "A"*	5,270	3,081,211
Google, Inc. "C"*	5,291	3,043,807
Rackspace Hosting, Inc.*	29,443	991,051
		9,622,756
IT Services 2.2%
Cognizant Technology Solutions Corp. "A"* (a)	24,716	1,208,859
Sabre Corp.*	20,455	410,123
Visa, Inc. "A" (a)	15,829	3,335,329
		4,954,311
Semiconductors & Semiconductor Equipment 0.8%
Avago Technologies Ltd.	15,526	1,118,959
Xilinx, Inc.	16,402	775,978
		1,894,937
Software 5.7%
Intuit, Inc.	18,066	1,454,855
Microsoft Corp.	74,350	3,100,395
Oracle Corp.	72,056	2,920,430
Salesforce.com, Inc.* (a)	17,663	1,025,867
Solera Holdings, Inc.	22,469	1,508,793
VMware, Inc. "A"* (a)	27,939	2,704,775
		12,715,115
	Shares	Value ($)

Technology Hardware, Storage & Peripherals 3.9%
Apple, Inc.	73,995	6,876,356
Western Digital Corp.	19,427	1,793,112
		8,669,468
Materials 3.9%
Chemicals 3.2%
Ecolab, Inc.	31,331	3,488,394
LyondellBasell Industries NV "A"	20,126	1,965,304
Monsanto Co.	13,187	1,644,946
		7,098,644
Containers & Packaging 0.7%
Sealed Air Corp.	48,023	1,640,946
Telecommunication Services 0.5%
Wireless Telecommunication Services
T-Mobile U.S., Inc.*	33,378	1,122,168
Utilities 1.6%
Electric Utilities 0.6%
NextEra Energy, Inc.	12,008	1,230,580
Water Utilities 1.0%
American Water Works Co., Inc.	45,370	2,243,546
Total Common Stocks (Cost $185,131,362)		221,481,287

	Principal Amount ($)	Value ($)

Convertible Bond 0.1%
Health Care
Cepheid, Inc., 144A, 1.25%, 2/1/2021 (Cost $184,000)	184,000	189,980

	Shares	Value ($)

Securities Lending Collateral 9.4%
Daily Assets Fund Institutional, 0.08% (b) (c) (Cost $20,880,703)	20,880,703	20,880,703

Cash Equivalents 0.6%
Central Cash Management Fund, 0.06% (b) (Cost $1,296,746)	1,296,746	1,296,746

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $207,492,811)†	109.3	243,848,716
Other Assets and Liabilities, Net	(9.3)	(20,660,412)
Net Assets	100.0	223,188,304

* Non-income producing security.

† The cost for federal income tax purposes was $207,672,598. At June 30, 2014, net unrealized appreciation for all securities based on tax cost was $36,176,118. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $38,464,178 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,288,060.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at June 30, 2014 amounted to $18,328,303, which is 8.2% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$221,481,287	$—	$—	$221,481,287
Convertible Bond	—	189,980	—	189,980
Short-Term Investments (d)	22,177,449	—	—	22,177,449
Total	$243,658,736	$189,980	$—	$243,848,716

There have been no transfers between fair value measurement levels during the period ended June 30, 2014.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2014 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $185,315,362) — including $18,328,303 of securities loaned	$221,671,267
Investment in Daily Assets Fund Institutional (cost $20,880,703)*	20,880,703
Investment in Central Cash Management Fund (cost $1,296,746)	1,296,746
Total investments in securities, at value (cost $207,492,811)	243,848,716
Cash	276,775
Receivable for investments sold	714,905
Receivable for Fund shares sold	45,893
Dividends receivable	152,240
Interest receivable	1,555
Other assets	1,886
Total assets	245,041,970
Liabilities
Payable upon return of securities loaned	20,880,703
Payable for investments purchased	690,507
Payable for Fund shares redeemed	123,938
Accrued management fee	71,233
Accrued Trustees' fees	77
Other accrued expenses and payables	87,208
Total liabilities	21,853,666
Net assets, at value	$223,188,304
Net Assets Consist of
Undistributed net investment income	1,085,923
Net unrealized appreciation (depreciation) on investments	36,355,905
Accumulated net realized gain (loss)	(9,944,335)
Paid-in capital	195,690,811
Net assets, at value	$223,188,304
Class A Net Asset Value, offering and redemption price per share ($221,357,123 ÷ 18,365,965 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.05
Class B Net Asset Value, offering and redemption price per share ($1,831,181 ÷ 151,958 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.05

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2014 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,475)	$1,798,493
Interest	901
Income distributions — Central Cash Management Fund	171
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	3,422
Total income	1,802,987
Expenses: Management fee	423,677
Administration fee	108,635
Services to shareholders	1,764
Distribution service fee (Class B)	2,234
Custodian fee	15,299
Professional fees	37,014
Reports to shareholders	23,385
Trustees' fees and expenses	5,634
Other	5,412
Total expenses	623,054
Net investment income	1,179,933
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	7,304,512
Change in net unrealized appreciation (depreciation) on investments	3,464,963
Net gain (loss)	10,769,475
Net increase (decrease) in net assets resulting from operations	$11,949,408

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Operations: Net investment income	$1,179,933	$2,438,537
Operations: Net investment income	$1,179,933	$2,438,537
Net realized gain (loss)	7,304,512	48,316,584
Change in net unrealized appreciation (depreciation)	3,464,963	13,479,342
Net increase (decrease) in net assets resulting from operations	11,949,408	64,234,463
Distributions to shareholders from: Net investment income: Class A	(2,373,232)	(2,931,105)
Class B	(16,034)	(20,449)
Total distributions	(2,389,266)	(2,951,554)
Fund share transactions: Class A Proceeds from shares sold	3,604,157	12,066,669
Reinvestment of distributions	2,373,232	2,931,105
Payments for shares redeemed	(17,306,150)	(32,588,778)
Net increase (decrease) in net assets from Class A share transactions	(11,328,761)	(17,591,004)
Class B Proceeds from shares sold	9,705	61,298
Reinvestment of distributions	16,034	20,449
Payments for shares redeemed	(141,350)	(347,419)
Net increase (decrease) in net assets from Class B share transactions	(115,611)	(265,672)
Increase (decrease) in net assets	(1,884,230)	43,426,233
Net assets at beginning of period	225,072,534	181,646,301
Net assets at end of period (including undistributed net investment income of $1,085,923 and $2,295,256, respectively)	$223,188,304	$225,072,534
Other Information
Class A Shares outstanding at beginning of period	19,342,719	21,101,010
Shares sold	313,245	1,197,826
Shares issued to shareholders in reinvestment of distributions	210,580	308,213
Shares redeemed	(1,500,579)	(3,264,330)
Net increase (decrease) in Class A shares	(976,754)	(1,758,291)
Shares outstanding at end of period	18,365,965	19,342,719
Class B Shares outstanding at beginning of period	161,956	188,843
Shares sold	837	5,908
Shares issued to shareholders in reinvestment of distributions	1,423	2,148
Shares redeemed	(12,258)	(34,943)
Net increase (decrease) in Class B shares	(9,998)	(26,887)
Shares outstanding at end of period	151,958	161,956

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/14 (Unaudited)		2013	2012	2011	2010		2009
Selected Per Share Data
Net asset value, beginning of period	$11.54		$8.53	$7.46	$7.56	$6.71		$5.12
Income (loss) from investment operations: Net investment incomea	.06		.12	.15	.10	.09		.10
Net realized and unrealized gain (loss)	.58		3.03	1.03	(.10)	.87		1.61
Total from investment operations	.64		3.15	1.18	.00	.96		1.71
Less distributions from: Net investment income	(.13)		(.14)	(.11)	(.10)	(.11)		(.12)
Net asset value, end of period	$12.05		$11.54	$8.53	$7.46	$7.56		$6.71
Total Return (%)	5.60	**	37.33	15.81	(.14)	14.40	b	34.15	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	221		223	180	85	98		101
Ratio of expenses before expense reductions (%)	.57	*	.56	.59	.63	.63		.63
Ratio of expenses after expense reductions (%)	.57	*	.56	.59	.63	.60		.54
Ratio of net investment income (%)	1.09	*	1.20	1.90	1.25	1.32		1.74
Portfolio turnover rate (%)	26	**	238	307	215	145		82
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

			Years Ended December 31,
Class B	Six Months Ended 6/30/14 (Unaudited)		2013	2012	2011	2010		2009
Selected Per Share Data
Net asset value, beginning of period	$11.53		$8.51	$7.45	$7.55	$6.70		$5.12
Income (loss) from investment operations: Net investment incomea	.05		.10	.11	.08	.07		.08
Net realized and unrealized gain (loss)	.57		3.03	1.03	(.10)	.87		1.60
Total from investment operations	.62		3.13	1.14	(.02)	.94		1.68
Less distributions from: Net investment income	(.10)		(.11)	(.08)	(.08)	(.09)		(.10)
Net asset value, end of period	$12.05		$11.53	$8.51	$7.45	$7.55		$6.70
Total Return (%)	5.48	**	37.10	15.41	(.40)	14.12	b	33.64	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2		2	2	2	2		2
Ratio of expenses before expense reductions (%)	.83	*	.76	.90	.88	.88		.89
Ratio of expenses after expense reductions (%)	.83	*	.76	.90	.88	.85		.80
Ratio of net investment income (%)	.83	*	1.00	1.41	.99	1.07		1.48
Portfolio turnover rate (%)	26	**	238	307	215	145		82
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Variable Series I (formerly DWS Variable Series I) (the "Series") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, registered management investment company organized as a Massachusetts business trust. The Series consists of five diversified funds: Deutsche Bond VIP, Deutsche Core Equity VIP, Deutsche Capital Growth VIP, Deutsche Global Small Cap VIP and Deutsche International VIP (individually or collectively hereinafter referred to as a "Fund" or the "Funds" and formerly known as DWS Bond VIP, DWS Core Equity VIP, DWS Capital Growth VIP, DWS Global Small Cap Growth VIP and DWS International VIP, respectively). These financial statements report on Deutsche Core Equity VIP. The Series is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of 0.25% and up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2014, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Federal Income Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2013, the Fund had a net tax basis capital loss carryforward of approximately $17,069,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2017, the expiration date, whichever occurs first, and which may be subject to certain limitations under Sections 381–84 of the Internal Revenue Code.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2013 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Series arising in connection with a specific Fund are allocated to that Fund. Other Series expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Series based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the six months ended June 30, 2014, purchases and sales of investment securities (excluding short-term investments) aggregated $56,005,744 and $69,630,817, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of average daily net assets	.390%
Next $750 million of average daily net assets	.365%
Over $1 billion of average daily net assets	.340%

Accordingly, for the six months ended June 30, 2014, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate (exclusive of any applicable waivers/reimbursements) of 0.39% of the Fund's average daily net assets.

For the period from January 1, 2014 through September 30, 2014, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.80%
Class B	1.18%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2014, the Administration Fee was $108,635, of which $18,265 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2014, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at June 30, 2014
Class A	$276	$133
Class B	40	20
	$316	$153

Distribution Service Agreement. DeAWM Distributors, Inc. ("DDI"), also an affiliate of the Advisor, is the Series' Distributor. In accordance with the Master Distribution Plan, DDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. For the six months ended June 30, 2014, the Distribution Service Fee aggregated $2,234, of which $375 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $10,141, of which $3,911 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

D. Ownership of the Fund

At June 30, 2014, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 43% and 32%, respectively. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 82% and 15%, respectively.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2014.

F. Fund Name Change

Effective August 11, 2014, the "DWS Funds" were rebranded "Deutsche Funds."

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2014 to June 30, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2014
Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/14	$1,000.00	$1,000.00
Ending Account Value 6/30/14	$1,056.00	$1,054.80
Expenses Paid per $1,000*	$2.91	$4.23
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/14	$1,000.00	$1,000.00
Ending Account Value 6/30/14	$1,021.97	$1,020.68
Expenses Paid per $1,000*	$2.86	$4.16

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche Variable Series I — Deutsche Core Equity VIP	.57%	.83%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Proxy Voting

The Series' policies and procedures for voting proxies for portfolio securities and information about how the Series voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Series' policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of DWS Core Equity VIP's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2013.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2013, all of the Fund's Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2012, the Fund's performance (Class A shares) was in the 2nd quartile, 2nd quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2012.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their independent counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Notes

DeAWM Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606
(800) 621-1148

VS1coreq-3 (R-028376-3 8/14)

June 30, 2014

Semiannual Report

Deutsche Variable Series I
(formerly DWS Variable Series I)

Deutsche Global Small Cap VIP
(formerly DWS Global Small Cap Growth VIP)

Contents
3 Letter to Shareholders
4 Performance Summary
5 Portfolio Summary
5 Portfolio Manager
6 Investment Portfolio
8 Statement of Assets and Liabilities
9 Statement of Operations
10 Statement of Changes in Net Assets
11 Financial Highlights
13 Notes to Financial Statements
18 Information About Your Fund's Expenses
18 Proxy Voting
20 Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. Smaller company stocks tend to be more volatile than medium-sized or large company stocks. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

I am very pleased to tell you that the DWS funds have been renamed Deutsche funds, aligning more closely with the Deutsche Asset & Wealth Management brand. We are proud to adopt the Deutsche name — a brand that fully represents the global access, discipline and intelligence that support all of our products and services.

Deutsche Asset & Wealth Management combines the asset management and wealth management divisions of Deutsche Bank to deliver a comprehensive suite of active, passive and alternative investment capabilities. Your investment in the Deutsche funds means you have access to the thought leadership and resources of one of the world’s largest and most influential financial institutions.

In conjunction with your fund’s name change, please note that the Deutsche funds’ Web address has changed as well. The former dws-investments.com is now deutschefunds.com.

In addition, key service providers have been renamed as follows:

Former Name	New name, effective August 11, 2014
DWS Investments Distributors, Inc.	DeAWM Distributors, Inc.
DWS Trust Company	DeAWM Trust Company
DWS Investments Service Company	DeAWM Service Company

These changes have no effect on the day-to-day management of your investment, and there is no action required on your part. You will continue to experience the benefits that come from our decades of experience, in-depth research and worldwide network of investment professionals.

Thanks for your continued support. We appreciate your trust and the opportunity to put our capabilities to work for you.

Best regards,
Brian Binder
President, Deutsche Funds

Performance Summary June 30, 2014 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2014 are 1.14% and 1.34% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment

The S&P® Developed SmallCap comprises the stocks representing the lowest 15% of float-adjusted market cap in each developed country. It Is a subset of the S&P® Global BMI, a comprehensive, rules-based index measuring global stock market performance.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
Deutsche Global Small Cap VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,289	$12,490	$13,824	$22,780	$25,257
	Average annual total return	2.89%	24.90%	11.40%	17.90%	9.71%
S&P Developed Small Cap Index	Growth of $10,000	$10,648	$12,798	$14,267	$23,566	$25,415
	Average annual total return	6.48%	27.98%	12.58%	18.70%	9.78%
Deutsche Global Small Cap VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,277	$12,457	$13,720	$22,519	$24,650
	Average annual total return	2.77%	24.57%	11.12%	17.63%	9.44%
S&P Developed Small Cap Index	Growth of $10,000	$10,648	$12,798	$14,267	$23,566	$25,415
	Average annual total return	6.48%	27.98%	12.58%	18.70%	9.78%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/14	12/31/13

Common Stocks	98%	99%
Cash Equivalents	2%	1%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	6/30/14	12/31/13

United States	43%	44%
Continental Europe	19%	18%
Asia (excluding Japan)	13%	11%
United Kingdom	12%	14%
Japan	7%	8%
Canada	3%	2%
Latin America	1%	1%
Australia	0%	0%
Other	2%	2%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	6/30/14	12/31/13

Industrials	25%	25%
Consumer Discretionary	23%	23%
Financials	16%	17%
Health Care	14%	14%
Information Technology	10%	10%
Energy	5%	6%
Consumer Staples	5%	4%
Materials	2%	1%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Manager

Joseph Axtell, CFA
Portfolio Manager

Investment Portfolio June 30, 2014 (Unaudited)
	Shares	Value ($)

Common Stocks 97.0%
Australia 0.4%
Austal Ltd.* (Cost $696,239)	541,414	653,473
Bermuda 0.9%
Lazard Ltd. "A" (a) (Cost $704,031)	28,744	1,482,041
Canada 2.5%
Quebecor, Inc. "B"	68,168	1,649,499
SunOpta, Inc.*	158,500	2,231,680
(Cost $2,834,197)		3,881,179
China 1.4%
Charm Communications, Inc. (ADR)*	98,491	443,209
Minth Group Ltd.	875,439	1,703,347
(Cost $1,318,430)		2,146,556
Cyprus 0.9%
Prosafe SE (Cost $1,318,219)	165,815	1,367,859
Denmark 1.2%
GN Store Nord AS (Cost $915,547)	66,118	1,894,342
Finland 0.8%
Cramo Oyj (Cost $1,168,046)	53,392	1,299,159
France 2.1%
Flamel Technologies SA (ADR)*	131,623	1,974,345
JC Decaux SA (b)	33,667	1,256,231
(Cost $2,033,790)		3,230,576
Germany 4.4%
M.A.X. Automation AG	168,740	939,935
Patrizia Immobilien AG	63,794	847,325
Rational AG	3,657	1,182,028
United Internet AG (Registered)	61,105	2,692,117
Vib Vermoegen AG	65,560	1,243,333
(Cost $3,176,787)		6,904,738
Hong Kong 5.4%
Hong Kong Television Network Ltd.*	1,264,391	398,059
K Wah International Holdings Ltd.	2,966,526	2,070,720
Playmates Toys Ltd.	3,094,492	1,177,842
REXLot Holdings Ltd. (b)	17,982,850	2,111,426
Sun Hung Kai & Co., Ltd.	1,436,654	1,143,703
Techtronic Industries Co., Ltd.	501,140	1,606,798
(Cost $5,298,408)		8,508,548
Indonesia 0.8%
PT Arwana Citramulia Tbk (Cost $1,006,872)	14,521,519	1,237,177
Ireland 2.7%
C&C Group PLC	152,623	949,844
Paddy Power PLC	21,457	1,410,292
Ryanair Holdings PLC*	202,146	1,912,678
(Cost $977,190)		4,272,814
Italy 0.8%
Prysmian SpA (Cost $1,072,825)	55,487	1,253,643
	Shares	Value ($)

Japan 6.4%
Ai Holdings Corp.	70,964	1,291,019
Avex Group Holdings, Inc.	72,313	1,274,159
Kusuri No Aoki Co., Ltd.	48,906	1,771,729
MISUMI Group, Inc.	27,828	765,576
Nippon Seiki Co., Ltd.	102,649	1,982,963
United Arrows Ltd.	28,219	1,137,896
Universal Entertainment Corp. (b)	49,078	870,571
UT Holdings Co., Ltd.	137,600	859,788
(Cost $7,320,242)		9,953,701
Malaysia 1.3%
Hartalega Holdings Bhd.	548,989	1,061,732
Tune Ins Holdings Bhd.	1,359,962	961,418
(Cost $1,367,757)		2,023,150
Netherlands 4.1%
Brunel International NV	49,148	1,434,465
Chicago Bridge & Iron Co. NV (c)	12,800	872,960
Constellium NV "A"* (c)	82,843	2,655,947
SBM Offshore NV*	88,716	1,431,628
(Cost $4,120,102)		6,395,000
Panama 0.7%
Banco Latinoamericano de Comercio Exterior SA "E" (Cost $903,207)	37,637	1,116,690
Philippines 1.1%
Alliance Global Group, Inc.	2,396,749	1,597,833
Century Properties Group, Inc.	1,877,780	58,506
House of Investments, Inc.	93,640	12,871
(Cost $870,488)		1,669,210
Singapore 1.7%
Lian Beng Group Ltd.	3,250,348	1,811,686
UE E&C Ltd.	875,904	835,934
(Cost $1,877,905)		2,647,620
Switzerland 1.2%
Dufry AG (Registered)* (b) (Cost $1,154,175)	9,898	1,799,231
Taiwan 0.6%
Kinpo Electronics, Inc. (Cost $821,502)	2,042,529	954,293
Thailand 0.6%
Malee Sampran PCL (Foreign Registered) (Cost $1,132,482)	676,472	932,741
United Kingdom 12.1%
Arrow Global Group PLC*	363,026	1,428,950
Babcock International Group PLC	127,123	2,528,027
Clinigen Healthcare Ltd.	102,427	662,171
Crest Nicholson Holdings PLC	238,220	1,405,714
Domino's Pizza Group PLC	94,503	847,478
Hargreaves Lansdown PLC	68,051	1,441,805
HellermannTyton Group PLC	237,370	1,265,016
Howden Joinery Group PLC	217,474	1,152,285
IG Group Holdings PLC	109,476	1,100,723
Jardine Lloyd Thompson Group PLC	53,491	952,063
	Shares	Value ($)

John Wood Group PLC	79,643	1,099,268
Monitise PLC*	764,288	676,891
Nanoco Group PLC*	375,044	677,152
Polypipe Group PLC*	306,543	1,311,544
Rotork PLC	28,212	1,289,130
Spirax-Sarco Engineering PLC	21,443	1,002,944
(Cost $12,818,745)		18,841,161
United States 42.9%
Advance Auto Parts, Inc.	10,602	1,430,422
Affiliated Managers Group, Inc.*	7,434	1,526,944
Altra Industrial Motion Corp.	29,532	1,074,669
BE Aerospace, Inc.*	16,382	1,515,171
Cancer Genetics, Inc.* (b)	50,318	568,593
Cardtronics, Inc.*	30,821	1,050,380
Chart Industries, Inc.* (b)	13,944	1,153,727
Cognex Corp.*	28,518	1,095,091
CONMED Corp.	21,163	934,346
Dresser-Rand Group, Inc.*	16,517	1,052,628
Encore Capital Group, Inc.* (b)	33,098	1,503,311
Financial Engines, Inc. (b)	14,433	653,526
Fox Factory Holding Corp.*	64,710	1,138,249
Furiex Pharmaceuticals, Inc.*	10,679	1,133,896
Gentherm, Inc.*	18,314	814,057
Hain Celestial Group, Inc.*	9,527	845,426
Harris Corp.	17,120	1,296,840
HeartWare International, Inc.*	12,111	1,071,824
Imperva, Inc.*	24,351	637,509
Jack in the Box, Inc.	17,646	1,055,937
Jarden Corp.*	19,627	1,164,862
Kindred Healthcare, Inc.	54,736	1,264,402
Leucadia National Corp.	48,574	1,273,610
Manitowoc Co., Inc. (b)	47,980	1,576,623
Middleby Corp.*	14,370	1,188,686
Molina Healthcare, Inc.* (b)	34,729	1,549,955
NOW, Inc.*	23,583	853,940
Oasis Petroleum, Inc.*	20,300	1,134,567
Ocwen Financial Corp.*	38,210	1,417,591
Oil States International, Inc.*	14,045	900,144
Orexigen Therapeutics, Inc.* (b)	83,992	519,071
Pacira Pharmaceuticals, Inc.*	9,772	897,656
PAREXEL International Corp.*	22,290	1,177,804
Primoris Services Corp.	41,564	1,198,706
Providence Service Corp.*	33,774	1,235,791
PTC, Inc.*	26,897	1,043,604
Retrophin, Inc.*	61,103	717,349
Roadrunner Transportation Systems, Inc.*	37,336	1,049,142
Sinclair Broadcast Group, Inc. "A" (b)	44,647	1,551,483
Sunesis Pharmaceuticals, Inc.* (b)	26,913	175,473
Sunshine Heart, Inc.*	129,438	724,853
Synta Pharmaceuticals Corp.*	110,127	450,419
	Shares	Value ($)

Tenneco, Inc.*	26,716	1,755,241
The Bancorp., Inc.*	57,973	690,458
The WhiteWave Foods Co.*	34,965	1,131,817
Thoratec Corp.*	46,191	1,610,218
TIBCO Software, Inc.*	35,463	715,289
TiVo, Inc.*	78,441	1,012,673
TriNet Group, Inc.*	36,756	884,717
Tristate Capital Holdings, Inc.*	66,710	942,612
Ultra Clean Holdings, Inc.*	85,996	778,264
United Rentals, Inc.* (b)	18,668	1,955,100
Urban Outfitters, Inc.*	35,603	1,205,518
VeriFone Systems, Inc.*	42,654	1,567,535
WABCO Holdings, Inc.*	16,502	1,762,744
Waddell & Reed Financial, Inc. "A"	29,215	1,828,567
WageWorks, Inc.*	25,051	1,207,709
Zeltiq Aesthetics, Inc.*	96,953	1,472,716
Zions Bancorp. (b)	39,320	1,158,760
Zoe's Kitchen, Inc.* (b)	23,563	810,097
(Cost $46,718,496)		67,108,312
Total Common Stocks (Cost $101,625,682)		151,573,214

Warrants 0.1%
Malaysia 0.0%
Hartalega Holdings Bhd., Expiration Date 5/29/2015* (Cost $0)	68,733	44,951
United States 0.1%
Sunesis Pharmaceuticals, Inc., Series A, Expiration Date 3/31/2016*	26,913	76,702
Sunesis Pharmaceuticals, Inc., Series B, Expiration Date 3/31/2016*	26,913	54,499
(Cost $73,472)		131,201
Total Warrants (Cost $73,472)		176,152

Securities Lending Collateral 11.6%
Daily Assets Fund Institutional, 0.08% (d) (e) (Cost $18,140,495)	18,140,495	18,140,495

Cash Equivalents 2.3%
Central Cash Management Fund, 0.06% (d) (Cost $3,583,294)	3,583,294	3,583,294

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $123,422,943)†	111.0	173,473,155
Other Assets and Liabilities, Net	(11.0)	(17,225,177)
Net Assets	100.0	156,247,978

* Non-income producing security.

† The cost for federal income tax purposes was $124,754,929. At June 30, 2014, net unrealized appreciation for all securities based on tax cost was $48,718,226. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $54,344,037 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,625,811.

(a) Listed on the NASDAQ Stock Market, Inc.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at June 30, 2014 amounted to $17,212,688, which is 11.0% of net assets.

(c) Listed on the New York Stock Exchange.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks & Warrants
Australia	$—	$653,473	$—	$653,473
Bermuda	1,482,041	—	—	1,482,041
Canada	3,881,179	—	—	3,881,179
China	443,209	1,703,347	—	2,146,556
Cyprus	—	1,367,859	—	1,367,859
Denmark	—	1,894,342	—	1,894,342
Finland	—	1,299,159	—	1,299,159
France	1,974,345	1,256,231	—	3,230,576
Germany	—	6,904,738	—	6,904,738
Hong Kong	—	8,508,548	—	8,508,548
Indonesia	—	1,237,177	—	1,237,177
Ireland	—	4,272,814	—	4,272,814
Italy	—	1,253,643	—	1,253,643
Japan	—	9,953,701	—	9,953,701
Malaysia	—	2,068,101	—	2,068,101
Netherlands	3,528,907	2,866,093	—	6,395,000
Panama	1,116,690	—	—	1,116,690
Philippines	—	1,669,210	—	1,669,210
Singapore	—	2,647,620	—	2,647,620
Switzerland	—	1,799,231	—	1,799,231
Taiwan	—	954,293	—	954,293
Thailand	—	932,741	—	932,741
United Kingdom	—	18,841,161	—	18,841,161
United States	67,239,513	—	—	67,239,513
Short-Term Investments (f)	21,723,789	—	—	21,723,789
Total	$101,389,673	$72,083,482	$—	$173,473,155

There have been no transfers between fair value measurement levels during the period ended June 30, 2014.

(f) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2014 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $101,699,154) — including $17,212,688 of securities loaned	$151,749,366
Investment in Daily Assets Fund Institutional (cost $18,140,495)*	18,140,495
Investment in Central Cash Management Fund (cost $3,583,294)	3,583,294
Total investments in securities, at value (cost $123,422,943)	173,473,155
Foreign currency, at value (cost $258,722)	261,003
Receivable for investments sold	2,224,405
Receivable for Fund shares sold	13,519
Dividends receivable	190,503
Interest receivable	5,055
Foreign taxes recoverable	105,765
Other assets	1,103
Total assets	176,274,508
Liabilities
Payable upon return of securities loaned	18,140,495
Payable for investments purchased	1,614,918
Payable for Fund shares redeemed	102,644
Accrued management fee	94,988
Accrued Trustees' fees	131
Other accrued expenses and payables	73,354
Total liabilities	20,026,530
Net assets, at value	$156,247,978
Net Assets Consist of
Distributions in excess of net investment income	(598,800)
Net unrealized appreciation (depreciation) on: Investments	50,050,212
Foreign currency	8,884
Accumulated net realized gain (loss)	11,553,009
Paid-in capital	95,234,673
Net assets, at value	$156,247,978
Class A Net Asset Value, offering and redemption price per share ($153,118,368 ÷ 9,768,622 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$15.67
Class B Net Asset Value, offering and redemption price per share ($3,129,610 ÷ 203,945 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$15.35

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2014 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $57,354)	$1,053,605
Income distributions — Central Cash Management Fund	1,023
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	36,141
Total income	1,090,769
Expenses: Management fee	684,742
Administration fee	76,937
Services to shareholders	1,464
Distribution service fee (Class B)	3,500
Record keeping fee (Class B)	172
Custodian fee	32,206
Professional fees	35,232
Reports to shareholders	15,810
Trustees' fees and expenses	3,620
Other	12,208
Total expenses before expense reductions	865,891
Expense reductions	(125,751)
Total expenses after expense reductions	740,140
Net investment income (loss)	350,629
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	12,042,509
Foreign currency	53
12,042,562
Change in net unrealized appreciation (depreciation) on: Investments	(8,017,865)
Foreign currency	3,241
(8,014,624)
Net gain (loss)	4,027,938
Net increase (decrease) in net assets resulting from operations	$4,378,567

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Operations: Net investment income (loss)	$350,629	$392,707
Operations: Net investment income (loss)	$350,629	$392,707
Net realized gain (loss)	12,042,562	17,021,484
Change in net unrealized appreciation (depreciation)	(8,014,624)	25,576,735
Net increase (decrease) in net assets resulting from operations	4,378,567	42,990,926
Distributions to shareholders from: Net investment income: Class A	(1,278,879)	(881,158)
Class B	(17,935)	(8,337)
Net realized gains: Class A	(16,572,319)	(9,356,181)
Class B	(315,539)	(145,558)
Total distributions	(18,184,672)	(10,391,234)
Fund share transactions: Class A Proceeds from shares sold	3,186,843	7,422,087
Reinvestment of distributions	17,851,198	10,237,339
Payments for shares redeemed	(8,279,149)	(19,526,673)
Net increase (decrease) in net assets from Class A share transactions	12,758,892	(1,867,247)
Class B Proceeds from shares sold	665,585	496,180
Reinvestment of distributions	333,474	153,895
Payments for redeemed	(232,486)	(384,768)
Net increase (decrease) in net assets from Class B share transactions	766,573	265,307
Increase (decrease) in net assets	(280,640)	30,997,752
Net assets at beginning of period	156,528,618	125,530,866
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $598,800 and $347,385, respectively)	$156,247,978	$156,528,618
Other Information
Class A Shares outstanding at beginning of period	8,893,756	8,977,791
Shares sold	189,533	479,388
Shares issued to shareholders in reinvestment of distributions	1,182,982	718,410
Shares redeemed	(497,649)	(1,281,833)
Net increase (decrease) in Class A shares	874,866	(84,035)
Shares outstanding at end of period	9,768,622	8,893,756
Class B Shares outstanding at beginning of period	154,023	136,607
Shares sold	41,598	32,424
Shares issued to shareholders in reinvestment of distributions	22,563	11,000
Shares redeemed	(14,239)	(26,008)
Net increase (decrease) in Class B shares	49,922	17,416
Shares outstanding at end of period	203,945	154,023

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/14 (Unaudited)		2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$17.31		$13.78	$12.67	$14.28	$11.32	$7.79
Income (loss) from investment operations: Net investment income (loss)a	.04		.04	.09	.08	.05	.04
Net realized and unrealized gain (loss)	.37		4.66	1.83	(1.45)	2.96	3.64
Total from investment operations	.41		4.70	1.92	(1.37)	3.01	3.68
Less distributions from: Net investment income	(.15)		(.10)	(.09)	(.24)	(.05)	(.15)
Net realized gains	(1.90)		(1.07)	(.72)	—	—	—
Total distributions	(2.05)		(1.17)	(.81)	(.24)	(.05)	(.15)
Net asset value, end of period	$15.67		$17.31	$13.78	$12.67	$14.28	$11.32
Total Return (%)b	2.89	**	35.94	15.37	(9.90)	26.64	48.20
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	153		154	124	123	158	139
Ratio of expenses before expense reductions (%)	1.12	*	1.14	1.11	1.12	1.12	1.11
Ratio of expenses after expense reductions (%)	.96	*	.94	.98	1.00	1.04	.99
Ratio of net investment income (loss) (%)	.46	*	.28	.69	.57	.42	.47
Portfolio turnover rate (%)	23	**	39	36	31	39	53
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

			Years Ended December 31,
Class B	Six Months Ended 6/30/14 (Unaudited)		2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$16.97		$13.52	$12.45	$14.03	$11.11	$7.65
Income (loss) from investment operations: Net investment income (loss)a	.02		.01	.06	.05	.03	.02
Net realized and unrealized gain (loss)	.37		4.57	1.79	(1.43)	2.90	3.57
Total from investment operations	.39		4.58	1.85	(1.38)	2.93	3.59
Less distributions from: Net investment income	(.11)		(.06)	(.06)	(.20)	(.01)	(.13)
Net realized gains	(1.90)		(1.07)	(.72)	—	—	—
Total distributions	(2.01)		(1.13)	(.78)	(.20)	(.01)	(.13)
Net asset value, end of period	$15.35		$16.97	$13.52	$12.45	$14.03	$11.11
Total Return (%)b	2.77	**	35.67	15.01	(10.08)	26.38	47.66
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3		3	2	2	2	7
Ratio of expenses before expense reductions (%)	1.39	*	1.34	1.43	1.38	1.34	1.42
Ratio of expenses after expense reductions (%)	1.23	*	1.15	1.23	1.25	1.26	1.30
Ratio of net investment income (loss) (%)	.22	*	.07	.44	.32	.20	.16
Portfolio turnover rate (%)	23	**	39	36	31	39	53
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Variable Series I (formerly DWS Variable Series I) (the "Series") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, registered management investment company organized as a Massachusetts business trust. The Series consists of five diversified funds: Deutsche Bond VIP, Deutsche Core Equity VIP, Deutsche Capital Growth VIP, Deutsche Global Small Cap VIP and Deutsche International VIP (individually or collectively hereinafter referred to as a "Fund" or the "Funds" and formerly known as DWS Bond VIP, DWS Core Equity VIP, DWS Capital Growth VIP, DWS Global Small Cap Growth VIP and DWS International VIP, respectively). These financial statements report on Deutsche Global Small Cap VIP. The Series is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of 0.25% and up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1 securities. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2014, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2013 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to income received from passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Series arising in connection with a specific Fund are allocated to that Fund. Other Series expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Series based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the six months ended June 30, 2014, purchases and sales of investment securities (excluding short-term investments) aggregated $34,060,662 and $39,437,883, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of average daily net assets	.890%
Next $500 million of average daily net assets	.875%
Next $1 billion of average daily net assets	.860%
Over $2 billion of average daily net assets	.845%

Accordingly, for the six months ended June 30, 2014, the fee pursuant to the Investment Management agreement was equivalent to an annualized effective rate (exclusive of any applicable waivers/reimbursements) of 0.89% of the Fund's average daily net assets.

For the period from January 1, 2013 through April 30, 2014, the Advisor had contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.94%
Class B	1.19%

For the period from May 1, 2014 through April 30, 2015, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.99%
Class B	1.38%

For the six months ended June 30, 2014, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$123,467
Class B	2,284
$125,751

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2014, the Administration Fee was $76,937, of which $12,697 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2014, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at June 30, 2014
Class A	$211	$104
Class B	106	73
	$317	$177

Distribution Service Agreement. DeAWM Distributors, Inc. ("DDI"), also an affiliate of the Advisor, is the Series' Distributor. In accordance with the Master Distribution Plan, DDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. For the six months ended June 30, 2014, the Distribution Service Fee aggregated $3,500, of which $628 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $7,422, of which $1,076 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended June 30, 2014, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $3,189.

D. Ownership of the Fund

At June 30, 2014, four participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 52%, 15%, 10% and 10%, respectively. Three participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 67%, 18% and 11%, respectively.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2014.

F. Fund Name Change

Effective August 11, 2014, the "DWS Funds" were rebranded "Deutsche Funds."

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2014 to June 30, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2014
Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/14	$1,000.00	$1,000.00
Ending Account Value 6/30/14	$1,028,90	$1,027.70
Expenses Paid per $1,000*	$4.83	$6.18
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/14	$1,000.00	$1,000.00
Ending Account Value 6/30/14	$1,020.03	$1,018.70
Expenses Paid per $1,000*	$4.81	$6.16

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche Variable Series I — Deutsche Global Small Cap VIP	.96%	1.23%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Proxy Voting

The Series' policies and procedures for voting proxies for portfolio securities and information about how the Series voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Series' policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of DWS Global Small Cap VIP's (formerly DWS Global Small Cap Growth VIP's) investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2013.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2013, all of the Fund's Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2012, the Fund's performance (Class A shares) was in the 4th quartile, 1st quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2012. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2013. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their independent counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DeAWM Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606
(800) 621-1148

VS1gloscg-3 (R-028377-3 8/14)

June 30, 2014

Semiannual Report

Deutsche Variable Series I
(formerly DWS Variable Series I)

Deutsche International VIP
(formerly DWS International VIP)

Contents
3 Letter to Shareholders
4 Performance Summary
5 Portfolio Summary
5 Portfolio Manager
6 Investment Portfolio
7 Statement of Assets and Liabilities
8 Statement of Operations
9 Statement of Changes in Net Assets
10 Financial Highlights
12 Notes to Financial Statements
17 Information About Your Fund's Expenses
18 Proxy Voting
19 Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

The fund will be managed on the premise that stocks with lower CROCI® Economic P/E Ratios may outperform stocks with higher CROCI® Economic P/E Ratios over time. This premise may not always be correct and prospective investors should evaluate this assumption prior to investing in the fund. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

I am very pleased to tell you that the DWS funds have been renamed Deutsche funds, aligning more closely with the Deutsche Asset & Wealth Management brand. We are proud to adopt the Deutsche name — a brand that fully represents the global access, discipline and intelligence that support all of our products and services.

Deutsche Asset & Wealth Management combines the asset management and wealth management divisions of Deutsche Bank to deliver a comprehensive suite of active, passive and alternative investment capabilities. Your investment in the Deutsche funds means you have access to the thought leadership and resources of one of the world’s largest and most influential financial institutions.

In conjunction with your fund’s name change, please note that the Deutsche funds’ Web address has changed as well. The former dws-investments.com is now deutschefunds.com.

In addition, key service providers have been renamed as follows:

Former Name	New name, effective August 11, 2014
DWS Investments Distributors, Inc.	DeAWM Distributors, Inc.
DWS Trust Company	DeAWM Trust Company
DWS Investments Service Company	DeAWM Service Company

These changes have no effect on the day-to-day management of your investment, and there is no action required on your part. You will continue to experience the benefits that come from our decades of experience, in-depth research and worldwide network of investment professionals.

Thanks for your continued support. We appreciate your trust and the opportunity to put our capabilities to work for you.

Best regards,

Brian Binder
President, Deutsche Funds

Performance Summary June 30, 2014 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2014 are 1.02% and 1.30% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment

MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 22 developed markets of Europe, Australasia and the Far East. Returns reflect reinvestment of dividends net of withholding taxes. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
Deutsche International VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,193	$11,916	$12,035	$15,551	$16,548
	Average annual total return	1.93%	19.16%	6.37%	9.23%	5.17%
MSCI EAFE® Index	Growth of $10,000	$10,478	$12,357	$12,631	$17,441	$19,549
	Average annual total return	4.78%	23.57%	8.10%	11.77%	6.93%
Deutsche International VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,177	$11,880	$11,947	$15,347	$16,080
	Average annual total return	1.77%	18.80%	6.11%	8.94%	4.86%
MSCI EAFE® Index	Growth of $10,000	$10,478	$12,357	$12,631	$17,441	$19,549
	Average annual total return	4.78%	23.57%	8.10%	11.77%	6.93%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/14	12/31/13

Common Stocks	99%	97%
Cash Equivalents	1%	3%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	6/30/14	12/31/13

Continental Europe	42%	53%
United Kingdom	25%	15%
Japan	21%	20%
Asia (excluding Japan)	6%	4%
Australia	6%	8%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	6/30/14	12/31/13

Materials	24%	6%
Industrials	18%	13%
Energy	16%	6%
Health Care	14%	9%
Utilities	12%	4%
Consumer Discretionary	8%	14%
Information Technology	4%	5%
Telecommunication Services	2%	8%
Consumer Staples	2%	9%
Financials	—	26%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Manager

Di Kumble, CFA
Portfolio Manager

Investment Portfolio June 30, 2014 (Unaudited)
	Shares	Value ($)

Common Stocks 98.9%
Australia 5.7%
BHP Billiton Ltd.	82,484	2,792,240
Origin Energy Ltd.	208,243	2,870,822
Woodside Petroleum Ltd.	76,038	2,944,719
(Cost $8,416,114)		8,607,781
Austria 1.9%
OMV AG (Cost $2,933,852)	63,932	2,888,890
Denmark 2.1%
A P Moller-Maersk AS "B" (Cost $2,922,656)	1,246	3,096,207
Finland 2.4%
Fortum Oyj (Cost $2,805,274)	131,056	3,519,113
France 5.9%
GDF Suez	109,812	3,023,100
Sanofi	27,044	2,872,893
Total SA	41,480	2,997,829
(Cost $8,174,611)		8,893,822
Germany 9.8%
Continental AG	12,520	2,899,846
E.ON SE	152,016	3,138,986
Hochtief AG	31,243	2,704,190
K+S AG (Registered) (a)	86,269	2,836,848
Merck KGaA	34,802	3,020,812
(Cost $14,505,718)		14,600,682
Hong Kong 2.0%
CLP Holdings Ltd. (Cost $2,914,261)	365,000	2,985,781
Japan 20.7%
Asahi Kasei Corp.	426,000	3,258,970
Bridgestone Corp. (a)	79,500	2,781,970
Daiichi Sankyo Co., Ltd.	172,800	3,223,849
Kyocera Corp.	63,700	3,023,243
Nitto Denko Corp.	65,400	3,064,546
Otsuka Holdings Co., Ltd.	100,700	3,121,248
Sekisui House Ltd.	241,100	3,305,739
Sumitomo Chemical Co., Ltd.	775,000	2,930,013
Sumitomo Metal Mining Co., Ltd.	189,000	3,069,000
Toyota Industries Corp.	62,200	3,211,154
(Cost $28,369,482)		30,989,732
Luxembourg 2.0%
Tenaris SA (Cost $2,904,467)	128,001	3,014,675
Netherlands 6.0%
Koninklijke (Royal) KPN NV*	852,293	3,105,507
Koninklijke Ahold NV	152,516	2,863,199
Koninklijke DSM NV	40,537	2,952,435
(Cost $8,744,183)		8,921,141
	Shares	Value ($)

Norway 2.0%
Statoil ASA (Cost $2,982,537)	99,867	3,067,395
Singapore 4.0%
Keppel Corp., Ltd.	345,000	2,985,444
Singapore Airlines Ltd.	354,000	2,941,246
(Cost $5,832,638)		5,926,690
Sweden 3.9%
Atlas Copco AB "A"	99,391	2,872,448
Telefonaktiebolaget LM Ericsson "B"	240,944	2,911,933
(Cost $5,794,181)		5,784,381
Switzerland 5.9%
Novartis AG (Registered)	33,982	3,077,080
Syngenta AG (Registered)	7,422	2,764,419
Transocean Ltd. (a) (b)	67,600	3,044,028
(Cost $8,706,494)		8,885,527
United Kingdom 24.6%
Anglo American PLC	113,191	2,770,125
Antofagasta PLC	218,333	2,850,988
AstraZeneca PLC	36,845	2,736,968
BAE Systems PLC	428,771	3,176,614
Centrica PLC	516,793	2,764,758
easyJet PLC	105,613	2,467,184
GlaxoSmithKline PLC	104,015	2,784,096
Petrofac Ltd.	119,070	2,451,430
Rexam PLC	308,255	2,822,380
Rio Tinto PLC	53,975	2,871,409
Rolls-Royce Holdings PLC*	167,744	3,068,854
Smiths Group PLC	133,285	2,958,508
SSE PLC	114,625	3,073,971
(Cost $37,658,633)		36,797,285
Total Common Stocks (Cost $143,665,101)		147,979,102

Securities Lending Collateral 6.0%
Daily Assets Fund Institutional, 0.08% (c) (d) (Cost $8,945,664)	8,945,664	8,945,664

Cash Equivalents 0.9%
Central Cash Management Fund, 0.06% (c) (Cost $1,403,095)	1,403,095	1,403,095

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $154,013,860)†	105.8	158,327,861
Other Assets and Liabilities, Net	(5.8)	(8,617,698)
Net Assets	100.0	149,710,163

* Non-income producing security.

† The cost for federal income tax purposes was $154,035,993. At June 30, 2014, net unrealized appreciation for all securities based on tax cost was $4,291,868. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,442,610 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,150,742.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at June 30, 2014 amounted to $8,656,326, which is 5.8% of net assets.

(b) Listed on the New York Stock Exchange.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$—	$8,607,781	$—	$8,607,781
Austria	—	2,888,890	—	2,888,890
Denmark	—	3,096,207	—	3,096,207
Finland	—	3,519,113	—	3,519,113
France	—	8,893,822	—	8,893,822
Germany	—	14,600,682	—	14,600,682
Hong Kong	—	2,985,781	—	2,985,781
Japan	—	30,989,732	—	30,989,732
Luxembourg	—	3,014,675	—	3,014,675
Netherlands	—	8,921,141	—	8,921,141
Norway	—	3,067,395	—	3,067,395
Singapore	—	5,926,690	—	5,926,690
Sweden	—	5,784,381	—	5,784,381
Switzerland	3,044,028	5,841,499	—	8,885,527
United Kingdom	—	36,797,285	—	36,797,285
Short-Term Investments (e)	10,348,759	—	—	10,348,759
Total	$13,392,787	$144,935,074	$—	$158,327,861

There have been no transfers between fair value measurement levels during the period ended June 30, 2014.

(e) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2014 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $143,665,101) — including $8,656,326 of securities loaned	$147,979,102
Investment in Daily Assets Fund Institutional (cost $8,945,664)*	8,945,664
Investment in Central Cash Management Fund (cost $1,403,095)	1,403,095
Total investments, at value (cost $154,013,860)	158,327,861
Foreign currency, at value (cost $10,744)	10,292
Receivable for Fund shares sold	30,706
Dividends receivable	141,431
Interest receivable	4,198
Foreign taxes recoverable	428,324
Other assets	1,103
Total assets	158,943,915
Liabilities
Payable upon return of securities loaned	8,945,664
Payable for Fund shares redeemed	100,520
Accrued Trustees' fees	356
Accrued management fee	91,420
Other accrued expenses and payables	95,792
Total liabilities	9,233,752
Net assets, at value	$149,710,163
Net Assets Consist of
Undistributed net investment income	4,015,618
Net unrealized appreciation (depreciation) on: Investments	4,314,001
Foreign currency	28,901
Accumulated net realized gain (loss)	(106,446,763)
Paid-in capital	247,798,406
Net assets, at value	$149,710,163
Class A Net Asset Value, offering and redemption price per share ($149,399,820 ÷ 16,459,064 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.08
Class B Net Asset Value, offering and redemption price per share ($310,343 ÷ 34,097 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.10

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2014 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $304,445)	$4,782,264
Interest	196
Income distributions — Central Cash Management Fund	749
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	43,844
Total income	4,827,053
Expenses: Management fee	579,699
Administration fee	73,380
Services to shareholders	1,634
Distribution service fee (Class B)	373
Custodian fee	25,462
Professional fees	35,837
Reports to shareholders	21,545
Trustees' fees and expenses	4,043
Other	13,042
Total expenses before expense reductions	755,015
Expense reductions	(42,027)
Total expenses after expense reductions	712,988
Net investment income (loss)	4,114,065
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	20,921,510
Futures	94,022
Foreign currency	25,043
21,040,575
Change in net unrealized appreciation (depreciation) on: Investments	(22,205,704)
Futures	(151,875)
Foreign currency	(4,670)
(22,362,249)
Net gain (loss)	(1,321,674)
Net increase (decrease) in net assets resulting from operations	$2,792,391

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Operations: Net investment income (loss)	$4,114,065	$2,656,367
Operations: Net investment income (loss)	$4,114,065	$2,656,367
Net realized gain (loss)	21,040,575	23,022,418
Change in net unrealized appreciation (depreciation)	(22,362,249)	4,153,981
Net increase (decrease) in net assets resulting from operations	2,792,391	29,832,766
Distributions to shareholders from: Net investment income: Class A	(2,472,725)	(7,421,568)
Class B	(4,273)	(14,321)
Total distributions	(2,476,998)	(7,435,889)
Fund share transactions: Class A Proceeds from shares sold	4,032,231	9,888,983
Reinvestment of distributions	2,472,725	7,421,568
Payments for shares redeemed	(8,630,828)	(118,556,623)
Net increase (decrease) in net assets from Class A share transactions	(2,125,872)	(101,246,072)
Class B Proceeds from shares sold	6,969	37,829
Reinvestment of distributions	4,273	14,321
Payments for shares redeemed	(7,518)	(64,353)
Net increase (decrease) in net assets from Class B share transactions	3,724	(12,203)
Increase (decrease) in net assets	(1,806,755)	(78,861,398)
Net assets at beginning of period	151,516,918	230,378,316
Net assets at end of period (including undistributed net investment income of $4,015,618 and $2,378,551, respectively)	$149,710,163	$151,516,918
Other Information
Class A Shares outstanding at beginning of period	16,697,511	28,915,018
Shares sold	451,867	1,188,292
Shares issued to shareholders in reinvestment of distributions	279,089	930,021
Shares redeemed	(969,403)	(14,335,820)
Net increase (decrease) in Class A shares	(238,447)	(12,217,507)
Shares outstanding at end of period	16,459,064	16,697,511
Class B Shares outstanding at beginning of period	33,679	35,208
Shares sold	779	4,565
Shares issued to shareholders in reinvestment of distributions	481	1,790
Shares redeemed	(842)	(7,884)
Net increase (decrease) in Class B shares	418	(1,529)
Shares outstanding at end of period	34,097	33,679

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/14 (Unaudited)		2013		2012	2011	2010		2009
Selected Per Share Data
Net asset value, beginning of period	$9.06		$7.96		$6.74	$8.22	$8.26		$6.52
Income (loss) from investment operations: Net investment income (loss)a	.25		.14		.22	.15	.13		.12
Net realized and unrealized gain (loss)	(.08)		1.41		1.16	(1.49)	(.00	)***	1.93
Total from investment operations	.17		1.55		1.38	(1.34)	.13		2.05
Less distributions from: Net investment income	(.15)		(.45)		(.16)	(.14)	(.17)		(.31)
Net asset value, end of period	$9.08		$9.06		$7.96	$6.74	$8.22		$8.26
Total Return (%)	1.93	b**	20.23	b	20.65	(16.67)	1.62	b	33.52
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	149		151		230	211	288		344
Ratio of expenses before expense reductions (%)	1.03	*	1.02		.98	1.00	.99		.94
Ratio of expenses after expense reductions (%)	.97	*	1.01		.98	1.00	.99		.94
Ratio of net investment income (loss) (%)	2.78	c	1.64		2.99	1.98	1.68		1.69
Portfolio turnover rate (%)	113	**	97		85	174	228		81
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Not annualized. The ratio for the six months ended June 30, 2014 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized
*** Amount is less than $.005.

			Years Ended December 31,
Class B	Six Months Ended 6/30/14 (Unaudited)		2013		2012	2011	2010		2009
Selected Per Share Data
Net asset value, beginning of period	$9.07		$7.96		$6.75	$8.22	$8.26		$6.52
Income (loss) from investment operations: Net investment income (loss)a	.24		.13		.20	.13	.11		.10
Net realized and unrealized gain (loss)	(.08)		1.41		1.15	(1.48)	(.00	)***	1.94
Total from investment operations	.16		1.54		1.35	(1.35)	.11		2.04
Less distributions from: Net investment income	(.13)		(.43)		(.14)	(.12)	(.15)		(.30)
Net asset value, end of period	$9.10		$9.07		$7.96	$6.75	$8.22		$8.26
Total Return (%)	1.77	b**	20.01	b	20.13	(16.77)	1.33	b	32.89
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.31		.31		.28	.24	.36		.50
Ratio of expenses before expense reductions (%)	1.30	*	1.30		1.26	1.28	1.26		1.22
Ratio of expenses after expense reductions (%)	1.23	*	1.27		1.26	1.28	1.26		1.22
Ratio of net investment income (loss) (%)	2.65	c	1.62		2.73	1.70	1.41		1.42
Portfolio turnover rate (%)	113	**	97		85	174	228		81
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Not annualized. The ratio for the six months ended June 30, 2014 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Variable Series I (formerly DWS Variable Series I) (the "Series") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, registered management investment company organized as a Massachusetts business trust. The Series consists of five diversified funds: Deutsche Bond VIP, Deutsche Core Equity VIP, Deutsche Capital Growth VIP, Deutsche Global Small Cap VIP and Deutsche International VIP (individually or collectively hereinafter referred to as a "Fund" or the "Funds" and formerly known as DWS Bond VIP, DWS Core Equity VIP, DWS Capital Growth VIP, DWS Global Small Cap Growth VIP and DWS International VIP, respectively). These financial statements report on Deutsche International VIP. The Series is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of 0.25% and up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1 securities. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2014, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2013, the Fund had a net tax basis capital loss carryforward of approximately $127,313,000, including $124,587,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($25,765,000) and December 31, 2017 ($98,822,000), the respective expiration dates, whichever occurs first; and approximately $2,726,000 of post-enactment short-term losses, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2013 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, futures contracts, passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Series arising in connection with a specific Fund are allocated to that Fund. Other Series expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Series based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended June 30, 2014, the Fund entered into futures contracts to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

There were no open futures contracts at June 30, 2014. For the six months ended June 30, 2014, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $4,603,000.

The amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended June 30, 2014 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$94,022
The above derivative is located in the following Statement of Operations account: (a) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$(151,875)
The above derivative is located in the following Statement of Operations account: (a) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the six months ended June 30, 2014, purchases and sales of investment securities (excluding short-term investments) aggregated $166,409,186 and $164,536,996, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of average daily net assets	.790%
Over $500 million of average daily net assets	.640%

Accordingly, for the six months ended June 30, 2014, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate (exclusive of any applicable waivers/reimbursements) of 0.79% of the Fund's average daily net assets.

For the period from January 1, 2014 through September 30, 2014, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.97%
Class B	1.23%

For the six months ended June 30, 2014, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$41,918
Class B	109
$42,027

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2014, the Administration Fee was $73,380, of which $12,246 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2014, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at June 30, 2014
Class A	$327	$163
Class B	40	19
	$367	$182

Distribution Service Agreement. DeAWM Distributors, Inc. ("DDI"), also an affiliate of the Advisor, is the Series' Distributor. In accordance with the Master Distribution Plan, DDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. For the six months ended June 30, 2014, the Distribution Service Fee aggregated $373, of which $63 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $7,662, of which $318 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended June 30, 2014, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $3,820.

E. Ownership of the Fund

At June 30, 2014, three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 24%, 12% and 11%, respectively. One participating insurance company was the owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 90%.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2014.

G. Change in Investment Strategy

Effective May 1, 2014, the Fund changed its management process and investment team. Portfolio management intends to select approximately fifty stocks with the lowest positive Cash Return on Capital Invested (CROCI®) Economic Price Earnings ratio from a universe comprising approximately 330 of the largest equities by market capitalization in the MSCI EAFE Index, excluding financial stocks. The CROCI® Economic Price Earnings Ratio (CROCI® P/E Ratio) is a proprietary measure of company valuation using the same relationship between valuation and return as an accounting P/E ratio (i.e., price/book value divided by return on equity). At times, the number of stocks held in the Fund may differ from fifty stocks as a result of corporate actions, mergers or other events. The CROCI® strategy is supplied by the CROCI® Investment Strategy and Valuation Group, a unit within Deutsche Asset & Wealth Management, through a licensing agreement with the Fund's investment advisor. For a full description of the Fund's investment strategy, please see the Fund's current prospectus dated May 1, 2014.

H. Fund Name Change

Effective August 11, 2014, the "DWS Funds" were rebranded "Deutsche Funds."

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2014 to June 30, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2014
Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/14	$1,000.00	$1,000.00
Ending Account Value 6/30/14	$1,019.30	$1,017.70
Expenses Paid per $1,000*	$4.86	$6.15
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/14	$1,000.00	$1,000.00
Ending Account Value 6/30/14	$1,019.98	$1,018.70
Expenses Paid per $1,000*	$4.86	$6.16

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche Variable Series I — Deutsche International VIP	.97%	1.23%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Proxy Voting

The Series' policies and procedures for voting proxies for portfolio securities and information about how the Series voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Series' policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of DWS International VIP's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2013.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2013, all of the Fund's Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services.The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2012, the Fund's performance (Class A shares) was in the 1st quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2012. The Board noted the disappointing investment performance of the Fund in some past periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance in 2012 and during the first seven months of 2013. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were approximately at the median of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be approximately at the median of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their independent counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Notes

DeAWM Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606
(800) 621-1148

VS1int-3 (R-028378-3 8/14)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Variable Series I

By:	/s/Brian E. Binder Brian E. Binder President

Date:	August 20, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	August 20, 2014

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	August 20, 2014